Exhibit 10.18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN REDACTED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

SATELLITE PROGRAM CONTRACT

BETWEEN

BLACKSKY GLOBAL LLC

AND

LEOSTELLA LLC

FOR THE CONSTRUCTION OF

THE BLACKSKY SATELLITE CONSTELLATION

CONTRACT NUMBER SPCJV1

	Article	Page
1.	Definitions	[3]
2.	Scope and Exhibits	[6]
3.	Purchaser’s Undertakings	[6]
4.	Total Price	[7]
5.	Satellite Design Responsibility	[9]
6.	Delivery and Delivery Schedule	[9]
7.	Payment	[9]
8.	Inspection and Acceptance	[12]
9.	Title and Risk of Loss	[13]
10.	Access to [***]	[13]
11.	Progress Meeting, Presentations and Reports	[14]
12.	Intellectual Property Rights	[14]
13.	Public Release of Information	[14]
14.	Confidentiality	[15]
15.	RESERVED	[16]
16.	Limitation of Liability	[17]
17.	Excusable Delays	[18]
18.	RESERVED	[20]
19.	Changes	[20]
20.	Termination for Default	[21]
21.	Termination for Excessive Excusable Delay	[22]
22.	Stop Work	[23]
23.	Dispute Resolution; Arbitration	[25]
24.	Warranty	[26]
25.	Communication and Authority	[27]
26.	Long Lead Items	[28]
27.	Licenses for Export	[28]
28.	RESERVED	[29]
29.	Options	[29]
30.	Key Personnel	[31]
31.	Indemnification and Insurance	[32]
32.	Effective Date of Contract	[33]
33.	Representations	[33]
34.	RESERVED	[34]
35.	General Provisions	[34]

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	2

This Satellite Program Contract dated as of the 12th day of March 2018 (this “Contract”), made between LeoStella LLC, a limited liability company organized under the laws of Delaware and having offices at c/o 1505 Westlake Ave North, Suite 600, Seattle, Washington 98109 (“Contractor”) and BlackSky Global LLC, a limited liability company organized under the laws of Delaware and having offices at 1505 Westlake Avenue North, Suite 600, Seattle, Washington 98109 (“Purchaser”). Contractor and Purchaser are referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

Whereas, Purchaser desires to procure twenty (20) block 2 satellites, and the right to excercise Options and related services;

Whereas, Contractor desires to provide the twenty (20) block 2 satellites and any Option when exercised by the Purchaser, all in accordance with the terms and conditions of this Contract; and

Whereas, production of the satellites for the Purchaser shall be and remain the priority of Contractor over any other procurement or program for any other customer.

Now therefore, the Parties hereto, in consideration of the mutual promises and covenants herein expressed, agree with each other as follows:

Terms and Conditions

Article 1. Definitions

As used in this Contract, the following terms have the meanings indicated:

“Available for Shipment” means that a Satellite has successfully undergone a Pre-Shipment Review in accordance with section 5.4 of Exhibit A and that the Purchaser can take physical possession of it.

“Background IP” shall mean Intellectual Property developed, owned by or licensed to the Contractor prior to entering into this Contract or outside the scope of this Contract which will be utilized or incorporated by Contractor into any Satellite under this Contract.

“Batch” shall mean each group of [***] Spacecraft procured under this Contract including as Option Satellites.

“Business Day” means a day which Purchaser and Contractor are both open for business, other than a Saturday, Sunday or other day on which commercial banks in New York City and where the Contractor’s bank account is located are authorized or required by law to close.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	3

“Contract” shall mean this Satellite Program Contract between Purchaser and Contractor, including all Exhibits referenced herein, and all amendments that may be made hereto and thereto.

“Contractor” shall mean LeoStella LLC.

“Contractor Indemnitees” shall have the meaning ascribed to it in Article 31(B).

“Day” shall mean, whether or not capitalized, a calendar day.

“Delivery Date” shall mean the delivery date of Satellites as set forth in Article 6.

“Delivery Schedule” shall mean the timetables for Delivery of the Satellites as set forth in Article 6 and Exhibit C.

“Documentation” shall mean the documentation to be supplied by Contractor to Purchaser as listed in section 7.4 of Exhibit A.

“EDC” shall mean the effective date of this Contract as set forth in Article 32.

“Final Acceptance” shall be as described in Article 8(A) with respect to the Spacecraft.

“Foreground IP” shall mean Intellectual Property developed by Contractor in the performance of Work under this Contract.

“Intellectual Property” or “IP” shall mean all intellectual property, including without limitation, inventions, patents, copyrights, trade secrets, Documentation including Technical Data, discoveries, technical know-how, techniques, procedures, methods, designs, improvements or innovations.

“Intentional Ignition” shall mean the moment in time, as indicated in the automatic sequence control equipment, when the intentional ignition of the first stage engine occurs or as otherwise defined in the launch services agreement between the Purchaser and the launch services provider.

“Key Person” shall have the meaning ascribed to it in Article 30(A).

“Key Personnel” shall have the meaning ascribed to it in Article 30(A).

“Licensed Items” shall mean any deliverable items being furnished pursuant to, or to be utilized in connection with, this Contract which require the approval, permission or license from a government with respect to export control laws of such government.

“Milestone Events” shall mean those milestones which are eligible for [***] as set forth in the column entitled [***].

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	4

“Option Ground Support Equipment” or “Option GSE” shall mean all equipment used or necessary to permit the transportation, handling and test of the Spacecraft that may be ordered by Purchaser from Contractor under Article 29 as more fully set forth in section 9.1 of Exhibit A.

“Option Satellites” shall mean the additional Satellites that may be ordered by Purchaser from Contractor by [***] under Article 29.

“Option Support Services” shall mean the support services that may be ordered by Purchaser from Contractor under Article 29 as further detailed in section 9.2 of Exhibit A.

“Options” shall mean optional or additional Satellites, equipment and services that may be ordered by Purchaser from Contractor under Article 29.

“Party” or “Parties” shall mean one or both of Contractor and Purchaser.

“Pre-Shipment Review” or “PSR” shall mean the review described in section 5.4 of Exhibit A.

“Pre-Shipment Review Acceptance Certificate” shall mean the certification as set forth in Article 8, provided by Contractor to Purchaser upon successful completion of a Pre-Shipment Review.

“Purchaser Indemnities” shall have the meaning ascribed to it in Article 31(A).

“Purchaser Residents” shall mean the employees or representatives of Purchaser located in Contractor’s facilities for the purpose of technical management of this Contract.

“Satellite” or “Satellites” means the low earth-orbiting imaging satellite(s) to be constructed, integrated, tested and delivered by Contractor to Purchaser pursuant to this Contract, as specifically described in Exhibits A and B, which Exhibits shall be sufficiently detailed and complete in order for the Contractor to be able to manufacture and deliver the Satellites. The term “Spacecraft” shall be interchangeable with the term “Satellite” and shall have the same meaning.

“Stop Work Order” shall mean a written order from Purchaser to Contractor requesting that Contractor cease, and cause Subcontractors (as applicable) to cease, performance of all or part of the Work for the period specified in such order, as such period may be extended in accordance with this Contract, as set forth in Article 22(A).

“Storage Plan” shall mean a plan for the storage of one or more Spacecraft at the Contractor’s premises, as set forth in section 8 of Exhibit A.

“Subcontractors” shall mean all subcontractors of Contractor at any tier.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	5

“Technical Data” shall mean information which is required for the design, development, production, manufacture, assembly, operation, repair, testing, maintenance or modification of the Spacecraft, including documentation.

“Total Price” shall mean the [***] amount payable for the Work as determined in accordance with Article 4(A).

“US Dollar” or “USD” shall mean a dollar of United States currency.

“WIP” shall mean all Work in progress.

“Work” shall mean all design, development, construction, manufacturing, labor, services, and acts of Contractor necessary to deliver to Purchaser the Satellites, and including any and all Options once exercised.

Article 2. Scope and Exhibits

(A)    Contractor shall provide the necessary personnel, material, services and facilities to perform the Work as a matter of priority in terms of schedule, services and production over any other procurement or program performed for any other customer, in accordance with the terms and conditions of this Contract, including the listed Exhibits (in the order of precedence below) as amended or supplemented from time to time, or incorporated by reference and made a part hereof, and to make delivery to Purchaser in accordance with the Delivery Schedule as provided in Article 6:

Terms and Conditions of Contract

Exhibit A – Satellite Statement of Work

Exhibit B – Satellite Technical Specification

Exhibit C – Milestone and Payment Schedule

Exhibit D – Option Price List

(B)    The scope of this Contract is the design, production, testing and delivery of the twenty (20) Satellites and any and all Options once exercised, [***], and represents a firm commitment by Contractor and a firm order by Purchaser for all equipment and services.

Article 3. Purchaser’s Undertakings

(A)    Purchaser’s undertakings are contained in or identified in this Contract. In particular, Purchaser shall perform at no cost or expenses to the Contractor the following activities and/or be responsible for:

(i)    any launch of the Satellites and ensuring Satellites’ technical compatibility with any launch vehicles launching such Satellites, and

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	6

(ii)    to the extent that they are necessary for the performance of the Work, providing all reasonable assistance to the Contractor in obtaining and maintaining all governmental approvals, and

(iii)    complying with all laws, regulations, permits, licences and governmental approvals that apply to this Contract, and

(iv)    obtaining the necessary orbital location, frequency spectrum, and other approvals and licences in respect of operation of the Satellites in compliance with all applicable laws and regulations including space law requirements and registering the Satellites.

(v)    providing Purchaser Furnished Items to Contractor as set forth in section 6.4 of Exhibit A.

(vi)    supporting Contractor’s mitigation and/or resolution of any technical issues arising during Contract performance [***].

(vii)    obtaining from Spaceflight Industries that it complies with its obligation under the article 2.5 of the Technology License Agreement between Spaceflight Industries and Contractor to provide the Contractor with “the IPR and equipment necessary for JV to satisfy the Satellite Commitment” (this Technology License Agreement is not attached but known by the Parties).

(B)    Contractor shall promptly notify Purchaser of any failure by Purchaser to perform any of its obligations under this Contract which may cause Contractor to be delayed, to incur additional costs or liabilities, or both. In addition, Purchaser shall promptly notify Contractor in writing of any event which may delay or prevent the performance by Purchaser of any of its obligations under this Contract which may cause Contractor to be delayed, to incur additional costs or liabilities, or both.

Upon any failure by Purchaser to materially perform any of its obligations (other than its payment obligations) under this Contract that is reasonably likely to cause Contractor to be delayed and/or to incur additional costs or liabilities, Contractor shall promptly notify Purchaser in writing. Purchaser shall then have a maximum thirty (30) days to remedy such failure, or such longer time as the Parties may mutually agree. The Delivery Schedule shall be extended by the number of days taken by the Purchaser to remedy the default and to reflect the actual delay incurred by Contractor in the performance of the Work as a result of such failure (such delay to be documented and provided to Purchaser) and in case of additional costs or liabilities, Purchaser shall pay to Contractor the reasonable costs incurred by Contractor as a result of such failure (such costs to be documented and provided to Purchaser).

Article 4. Total Price

(A)    Purchaser shall pay to Contractor for the Work to be performed the Total Price as set forth in in the table below and in accordance with the payment plan and the other provisions of this Contract, as such Total Price may be adjusted in accordance with the provisions of this Contract. The Total Price shall be deemed to include all applicable transportation between Contractor’s facilities and insurance charges up to transfer of risk of loss.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	7

The Total Price shall be:

Item	Description	[***] Price in USD (per Spacecraft)
1-20	Block-2 Spacecraft	$3,700,000

Total Price		$74,000,000

Upon execution of all material Contractor supply chain contracts required to deliver the Spacecraft, the Parties agree the NTE Price per Spacecraft and the Total Price set forth in the table directly above and the Milestone Payment Schedule in Exhibit C will be updated to reflect the contracted supply chain pricing by EDC plus two (2) months. For the purposes of clarity, the update to reflect the contracted supply chain pricing under this Section 4(A) shall not include the Payload described in Section 4(B). The Parties agree such Payload shall be addressed in 4(B).

(B)    Purchaser shall supply the Scout-04 Payload [***] and End Item Data Package, for integration into the satellite production. The Scout-04 payload shall be delivered by 15 December 2018 and shall meet all requirements of [***] The cost for the Payload shall be the cost of the [***]. [***]. The cost for the Purchaser Furnished Scout-04 Payload is [***] borne by the Purchaser for the [***]. [***]. The [***] amount shall be credited against the payment to be made by the Purchaser to the Contractor at milestone Month+2 of MRR Milestone described in Exhibit C.

(C)    In addition to the Total Price that Purchaser shall pay in accordance with Article 4(A), Purchaser shall also be responsible for paying any and all taxes including sales taxes, charges, fees or duties of similar nature whatsoever levied with respect to the performance of the Contract in Purchaser’s country (excluding taxes based on Contractor’s net income) or any political division thereof or in the country where the services under this Contract are performed (except for services rendered by Subcontractors in their countries). Such payments will be made by Purchaser in compliance with the regulations in force at that time and will not be deducted from any payment of price called for pursuant to Article 4(A) of this Contract. Purchaser shall reimburse Contractor for any payment to be made by Purchaser pursuant to this Article 4(C) but made by Contractor within thirty (30) Days of receipt by Purchaser of the electronic invoice with all relevant documentation evidencing liability for and payment of such tax, charges, fees or duties provided for in this Article 4(C).

(D)    All payments by Purchaser pursuant to this Contract shall be made without deduction or offset of any income taxes, withholding or similar taxes, if any, of any nature whatsoever levied by any country where the Work is performed or by the country from which payment is made, unless Purchaser shall be compelled to make such deduction by government regulation, in which case Purchaser shall pay, within thirty (30)

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	8

Days of receipt by Purchaser of the relating electronic invoice, any additional amount necessary in order that the net amount of payments received by Contractor shall be equal to the amount of payments agreed to be paid pursuant to this Contract.

(E)    Contractor shall be entirely responsible for all present and future taxes, levies and duties whatsoever imposed under this Contract in any of Subcontractors’ countries, to the extent relating to the performance of the Work, which taxes shall be paid by Contractor or Subcontractors when they become due.

Article 5. Satellite Design Responsibility

Purchaser has Spacecraft design responsibility and authority from [***] when full Spacecraft design responsibility and authority (and associated documentation) shall pass to Contractor:

(A) the date of [***] is Available for Shipment and [***]; or

(B) a date mutually agreed upon by the Parties.

Any additional costs and delivery schedule impact on the Contractor’s obligations resulting from any Spacecraft design defect up to transfer of design responsibility and authority to the Contractor shall be borne by the Purchaser and be reflected in an amendment to the Contract.

Article 6. Delivery and Delivery Schedule

(A)    The Delivery Schedule is identified in Exhibit C. Delivery of a Spacecraft shall be deemed to have occurred at Final Acceptance of the Spacecraft.

(B)    If any Spacecraft requires repair after Purchaser took physical possession of such Spacecraft and the cause of such repair is attributable to the Contractor, all transportation from the location of the Spacecraft to the repair facility and back to the initial location of the Spacecraft shall be at the cost and expense of Contractor.

(C)    Contractor shall promptly notify Purchaser in writing of any event which may delay or prevent the performance by Contractor of any of its obligations under this Contract.

Article 7. Payment

(A)    Payment terms shall be in accordance with this Article 7 and Exhibit C to this Contract. The first payment shall be paid by Purchaser to Contractor no later than EDC plus five (5) Business Days. For all subsequent payments, Purchaser shall pay all invoices within thirty (30) Days after the date of receipt of an emailed invoice confirmed electronically and subject to Purchaser’s written acceptance of a certification of compliance, design review, readiness review, or other review or Contractor document signifying the completion of a [***] as noted to be applicable with respect to each such Milestone Event in [***].

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	9

(B)    If after ten (10) Business Days from the date of receipt of an emailed invoice, Purchaser has not notified Contractor of a dispute of the invoice, stating the reason for such dispute, then such Milestone Events shall be deemed complete, and payment shall be due and payable within thirty (30) Days of receipt of the emailed invoice. For purposes of Exhibit C, a Milestone Event shall be deemed to have been completed by Contractor when all requirements associated with the particular Milestone Event shall have been completed in accordance with the provisions of this Contract.

If Purchaser disputes only part of a Milestone Event, then Purchaser shall pay to Contractor the amount corresponding to the undisputed portion of such Milestone Event.

The Parties agree to negotiate in good faith the settlement of the disputed portion and the agreed upon amount shall be paid by Purchaser after such settlement. No dispute with respect to the payment of any amount under this Contract shall relieve the disputing Party of its obligation to pay all other amounts due and owing under this Contract. The Parties agree that a dispute over a Milestone Event payment shall not relieve Purchaser of its obligation to make subsequent payments.

(C)    All payments set forth in the Contract will be invoiced by and paid to Contractor in USD. Should the Purchaser fail to make any payment which is deemed to be due and payable, the Purchaser shall then have to pay interest to the Contractor at the annual rate equal to the sum of one-month LIBOR (London Inter Bank Offered Rate) in effect on the date on which the payment was due and payable, plus one and half percent (1.5%) (the “Interest Rate”) applicable to any amount unpaid after its due date under this Contract. Interest on delayed payment pursuant to this Contract shall be computed commencing on the day following the date upon which such payment is deemed due and payable until the actual date of receipt of payment.

(D)    Contractor may, from time to time, submit an invoice requesting partial payment for a partially completed Milestone Event. If Purchaser, in Purchaser’s reasonable judgment, determines such partial payment to be appropriate under the circumstances, then Purchaser shall make such partial payment, and the remainder of the Milestone Event payment shall be paid at such time as the Milestone Event is completed.

(E)    In the event that Contractor achieves any Milestone Event in advance of the scheduled achievement date provided for in Exhibit C and provided that the cumulative amount of payments shall not exceed the schedule set forth in Exhibit C, then, subject to

Purchaser’s agreement, Contractor shall be entitled to invoice Purchaser for such achieved Milestone Event. Purchaser shall pay for any such Milestone Event, subject to having received the required supporting documentation.

(F)    Unless otherwise agreed in writing by the Party entitled to payment, all transfers of funds in accordance with this Contract from one Party to the other Party shall be sent to

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	10

the receiving Party by wire transfer of immediately available funds to the following bank accounts:

LeoStella LLC

For payments in US Dollars:

Pay To: Silicon Valley Bank

Pay To Address: 3003 Tasman Drive, Santa Clara, CA 95054, USA

Account Name: [***]

Routing Number: [***]

Account Number: [***]

SWIFT Code: [***]

BlackSky Global LLC

For payments in US Dollars:

Pay To: Silicon Valley Bank

Pay To Address: 3003 Tasman Drive, Santa Clara, CA 95054, USA

Account Name: [***]

Routing Number: [***]

Account Number: [***]

or such other account as the relevant Party may specify from time to time in writing.

Any payment due by Purchaser shall be deemed to have been made when Contractor’s bank account has been credited of the amount of such payment.

If any payment would otherwise be due under this Contract on any Day that is not a Business Day, such payment shall be due on the succeeding Business Day.

(G)     Payments required to be made by either Party to this Contract and not received within the due date plus ten (10) Days shall bear interest at the Interest Rate for each Day from the due date until the date of actual payment. Such interest due pursuant to this Article 7(G) will be included in the next invoice.

(H)     Contractor shall send one (1) copy of each invoice to Purchaser by email to finance@spaceflightindustries.com.

Contractor may request status of payment by calling the Accounts Payable Administrator in Accounts Payable at [***]. Purchaser may request invoice information by calling the Contractor’s CEO, or another Contractor representative as designated by the Contractor from time to time.

The address reference to be put on the invoice is:

BlackSky Global LLC

1505 Westlake Avenue North, Suite 600

Seattle, WA 98109, USA

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	11

Contractor may send one (1) hard copy of each invoice to Purchaser at the address referenced above to the attention of Accounts Payable Administrator.

Article 8. Inspection and Acceptance

Contractor shall perform the following tests and reviews:

(A)     Spacecraft

(i)     Each Spacecraft shall undergo a Pre-Shipment Review, as described in section 5.4 of Exhibit A. The Pre-Shipment Review shall take place within [***] (or such longer time as may be reasonably agreed by the Parties) after the later of (x) the receipt of the notice sent by Contractor to Purchaser announcing the Contractor’s preparedness for Pre-Shipment Review and (y) the receipt by Purchaser of the required data deliverables for such review as described in section 7 of Exhibit A. Purchaser shall notify Contractor of its acceptance or rejection of the Pre-Shipment Review within [***] following performance of the PSR. Failure of Purchaser to so notify Contractor shall be deemed to constitute acceptance of said PSR. Upon successful completion of the Pre-Shipment Review (i.e Pre-Shipment Review complies with the provisions of section 5.4 of Exhibit A), the Parties shall sign a Pre-Shipment Review Acceptance Certificate. If Purchaser objects, it shall provide detailed reasons for such objection to Contractor within [***] of performance of such Pre-Shipment Review or such longer time as may be reasonably agreed by the Parties having due consideration of the circumstances. Following Purchaser’s objection, Contractor shall work to provide such additional information or work as may be necessary to address Purchaser’s objections, after which the Parties shall complete the Pre-Shipment Review as set forth in the preceding portions of this subsection. In the absence of Purchaser at the PSR, the PSR shall be deemed to have been successfully completed and the Pre-Shipment Review Acceptance Certificate is deemed signed.

After completion of the PSR, the Spacecraft shall be deemed Available for Shipment.

(ii)     Final Acceptance of a Spacecraft shall occur upon signature of the Pre-Shipment Review Acceptance Certificate.

(B)     Upon completion of a Milestone Event other than for PSRs as set forth in Article 8 (A), Contractor shall issue and send to Purchaser a [***]. Purchaser shall notify Contractor of its acceptance or rejection of a Milestone Event within [***] from the date of receipt of the [***], failing which such Milestone Event shall be deemed successfully completed and the [***] shall be deemed signed. In case of acceptance, the Parties shall sign the [***] no later than [***] after the acceptance event date. In case of rejection, Purchaser shall state in writing the reasons for such rejection and Contractor shall

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	12

implement necessary corrective measures. After such correction to the satisfaction of Purchaser, such Milestone Event shall be deemed successfully completed and the Parties shall sign the [***].

Article 9. Title and Risk of Loss

(A)     Subject to the provisions of this Contract:

(i)     Title to a Spacecraft shall pass from Contractor to Purchaser upon Final Acceptance. Risk of loss of or damage to a Spacecraft shall pass from Contractor to Purchaser upon Purchaser taking physical possession of the applicable Spacecraft at Contractor’s premises. Purchaser shall take physical possession of the applicable Satellites within five (5) Business Days from their Final Acceptance unless Purchaser places the applicable Satellites into storage per Article 29(D) in which case Purchaser shall take physical possession of the applicable Satellites within five (5) Business Days from the date the storage period ends.

(ii)     [RESERVED].

Any loss or damage to such Satellites prior to Purchaser’s assumption of risk of loss shall be at Contractor’s risk, unless such loss or damage is caused by the negligent acts or omissions or willful misconduct of Purchaser.

(B)     Title to Spacecraft shall pass to Purchaser free and clear of any claims, liens, encumbrances and security interests of any nature. Contractor shall not grant to third parties any lien, encumbrance or security interest of any nature on Spacecraft.

Article 10. Access to [***]

(A)     Subject to applicable government regulations, provided reasonable notice has been provided by the Purchaser to the Contractor, Contractor shall afford Purchaser access to all [***] pursuant to this Contract during the period of Contract performance as set forth in Exhibit C, provided that such access does not unreasonably interfere with [***].

(B)     Contractor shall afford Purchaser access to [***] to the extent Contractor obtains such access, subject to the right of Contractor to accompany Purchaser on any [***] and subject further to the execution by Purchaser of such non-disclosure or similar agreements as may be required by Subcontractors. Contractor shall use its best efforts to obtain access to [***].

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Article 11. Progress Meeting, Presentations and Reports

(A)     In addition to any other meetings called for under the provisions of this Contract, Contractor shall provide the personnel, facilities, materials and support to conduct the following meetings and presentations with Purchaser, provided that such meetings and presentations do not unreasonably interfere with Contractor’s performance: [***].

(B)     Contractor shall deliver to Purchaser all reports as described in section 5.6 of Exhibit A. The Parties agree to utilize a secure, electronic-based system for delivery of reports and documents (which may include exceptions on its use for certain documents).

Article 12. Intellectual Property Rights

(A)     Purchaser shall protect all Intellectual Property to which Purchaser has a right of access pursuant to Article 10, or that is or may be disclosed by Contractor to Purchaser, from disclosure to third parties in the same manner in which Purchaser protects its own IP, in accordance with and subject to Article 14.

(B)     Notwithstanding any other provision of this Contract, the ownership in and title to Background IP delivered to Purchaser by Contractor in accordance with this Contract shall remain in Contractor or its licensors. Contractor hereby grants to Purchaser a fully paid up, non-exclusive, perpetual, irrevocable (except as set forth herein), world-wide and non-transferable license (with right to sublicense to third parties) to use, duplicate, adapt, make derivatives and disclose its Background IP (and its related documentation) and for the use, operation and maintenance of the Satellites and other deliverable items pursuant to this Contract.

(C)     Title to all Foreground IP shall remain with Contractor. Contractor hereby grants to Purchaser a fully paid up, non-exclusive, perpetual, irrevocable (except as set forth herein), world-wide and non-transferable license (with right to sublicense to third parties) to use, duplicate, adapt, make derivatives and disclose its Foreground IP (and its related documentation) for the use, operation and maintenance of the Satellites and other deliverable items pursuant to this Contract.

Article 13. Public Release of Information

(A)     During the term of this Contract, Contractor shall not, nor shall its affiliates, subcontractors, employees, agents and consultants, release items of publicity of any kind including, without limitation, news releases, articles, brochures, advertisements, prepared speeches, company reports or other information releases related to the work performed hereunder, including the denial or confirmation thereof, without Purchaser’s prior written consent.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	14

(B)     Notwithstanding the foregoing, it is understood by the Parties that Contractor is authorized to release information relative to the Work as may be required to notify its other customers as to satellite performance issues, provided that such information shall contain no identification of Purchaser or Purchaser’s designation of Work, subject to government requirements.

(C)     Nothing contained herein shall be deemed to prohibit either Party from disclosing this Contract, in whole or in part, or information relating thereto (i) as may be required by the rules and regulations of a government agency with jurisdiction over the disclosing Party or a stock exchange on which the disclosing Party’s shares are then listed, (ii) as may be required by a subpoena or other legal process (iii) in any action to enforce its rights under this Agreement, (iv) to its lenders under appropriate assurances of confidentiality for the benefit of the disclosing Party or (v) to its auditors, attorneys and other professional advisors in the ordinary course, provided that such auditors, attorney and advisors have contractual or professional obligations to maintain the confidentiality of the disclosed material. The disclosing Party shall use reasonable commercial efforts to disclose only such information as it believes in good faith it is legally required to disclose pursuant to clauses (i) or (ii), above, and will seek, to the extent reasonably available under applicable rules, to obtain confidential treatment for any information either Party reasonably considers trade secrets and that is required to be disclosed. To the extent practicable, the disclosing Party shall provide the other Party with a reasonable opportunity in advance of disclosure to request redactions or deletions of specific terms and provisions of the Contract and shall accommodate those requests to the extent reasonably consistent with applicable confidential treatment rules.

(D)     Within a reasonable time prior to a proposed issuance of news releases, articles, brochures, advertisements, prepared speeches, and other such information releases concerning the Work performed hereunder, the Party desiring to release such information shall request the written approval of the other Party concerning the content and timing of such releases. The Parties anticipate the issuance of press releases in connection with the execution of this Contract, which press releases shall be subject to approval by both Parties prior to release.

Article 14. Confidentiality

(A)     For the purposes of this Contract any proprietary information disclosed by one Party to the other, which is in writing and appropriately and clearly marked as being confidential, or which is disclosed orally or visually and is confirmed by the disclosing Party in writing as being confidential and proprietary within fifteen (15) Days from disclosure (it being understood that such information shall be protected as confidential during such fifteen (15) Day period), shall be treated by the recipient Party using the same degree of care that it would normally use in protecting its own proprietary information.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	15

The recipient Party further agrees not to use or disclose such proprietary information for any purposes whatsoever, without the prior written permission of the disclosing Party, except on a confidentiality basis in compliance with and for the purposes of this Contract.

Proprietary information of Subcontractors disclosed by Contractor to the Purchaser shall be treated by the Purchaser in accordance with the provisions of this Article 14. In addition, Contractor shall be entitled to disclose proprietary information received from the Purchaser to its Subcontractors for the sole purpose of performance of any Work under this Contract.

(B)     The foregoing restrictions on use and disclosure of proprietary information will not apply to any information:

a)     If such information is or becomes available to the public from a source other than the receiving Party before or during the period of this Contract; or

b)     If such information is known by the recipient Party prior to its receipt from the disclosing Party; or

c)     If such information is disclosed with the written approval of the disclosing Party, such approval not to be unreasonably withheld or delayed; or

d)     If the recipient Party lawfully obtains such information from a third party under circumstances permitting its disclosure by the recipient Party to others; or

e)     If such information is independently developed by the recipient Party.

(C)     No license under any patent, copyright, mask work protection right, trade secret, or any other intellectual property right of either Party is granted by this Contract, except as provided in Article 12, or by any disclosure of proprietary information hereunder, and such proprietary information which may be transmitted or exchanged by either Party shall not constitute any representation, warranty, assurance, guarantee, or inducement by one Party to the other Party with respect to the infringement of patents, copyrights, trade secrets, mask work protection rights, or any other intellectual property rights of others.

(D)     The obligations in this Article 14 shall survive expiration or termination of this Contract for whatever cause for a period of five (5) years from such date.

Article 15. Intellectual Property Rights indemnity

Contractor shall not indemnify, defend and hold harmless Purchaser and its affiliates and their respective directors, officers, agents and employees, against any claims, damages, losses, costs (including attorneys’ fees) incurred in connection with any claim, suit, or proceeding asserted or filed against Purchaser relating to infringement or alleged infringement of any Technical Data or any other information or intellectual property right provided by the Purchaser to the Contractor as part of Exhibit A whether or not used by the Contractor to perform the Work under this Contract.

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Article 16. Limitation of Liability

(A)     THE PARTIES EXPRESSLY RECOGNIZE THAT COMMERCIAL SPACE VENTURES INVOLVE SUBSTANTIAL RISKS AND RECOGNIZE THE COMMERCIAL NEED TO DEFINE, APPORTION AND LIMIT CONTRACTUALLY ALL OF THE RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE. THE PAYMENTS AND OTHER REMEDIES EXPRESSLY SET FORTH IN THIS CONTRACT FULLY REFLECT THE PARTIES’ NEGOTIATIONS, INTENTIONS AND BARGAINED-FOR ALLOCATION OF THE RISKS ASSOCIATED WITH COMMERCIAL SPACE VENTURES.

EXCEPT AS SPECIFICALLY PROVIDED IN THIS CONTRACT, CONTRACTOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONTRACT OR THE PERFORMANCE OF CONTRACTOR OR THE WORK HEREUNDER, WHETHER ARISING AT LAW OR IN EQUITY AND ALL SUCH WARRANTIES AND REPRESENTATIONS, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY ARE, TO THE EXTENT PERMITTED BY LAW, EXCLUDED.

(B)     IN NO EVENT SHALL CONTRACTOR OR ITS SUBCONTRACTORS BE LIABLE TO PURCHASER FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES (INCLUDING ANY LOSS OF PROFIT OR ANY OTHER SIMILAR LOSS) WHETHER ARISING IN CONTRACT, TORT, STRICT LIABILITY, OR UNDER ANY OTHER THEORY OF LIABILITY RESULTING FROM ANY BREACH OF THIS CONTRACT OR WITH RESPECT TO ANY DEFECT, NON-CONFORMANCE OR DEFICIENCY IN ANY INFORMATION, INSTRUCTIONS, SERVICES OR OTHER THINGS PROVIDED PURSUANT TO THIS CONTRACT. THE FOREGOING EXCLUSION SHALL APPLY WHETHER OR NOT FORESEEABLE OR EVEN IF CONTRACTOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SPECIFICALLY, BUT WITHOUT LIMITATION TO THE FOREGOING, CONTRACTOR AND ITS SUBCONTRACTORS SHALL NOT BE LIABLE TO PURCHASER FOR ANY SUCH DAMAGES RESULTING FROM ANY LOSS OR DESTRUCTION OF A SPACECRAFT OR FAILURE OF A SPACECRAFT OR ITS SUBSYSTEMS TO OPERATE SATISFACTORILY.

(C)     IN NO EVENT SHALL PURCHASER BE LIABLE TO CONTRACTOR OR ITS SUBCONTRACTORS FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES (INCLUDING ANY LOSS OF PROFIT OR ANY OTHER SIMILAR LOSS) WHETHER ARISING IN CONTRACT, TORT, STRICT LIABILITY, OR UNDER ANY OTHER THEORY OF LIABILITY RESULTING FROM ANY BREACH OF THIS CONTRACT. THE FOREGOING EXCLUSION SHALL APPLY WHETHER OR NOT FORESEEABLE OR EVEN IF PURCHASER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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(D)     PURCHASER AND CONTRACTOR SHALL BE BOUND TO THE CUSTOMARY AND REASONABLE FLOW-DOWN REQUIREMENTS OF ANY LAUNCH SERVICES AGREEMENT APPLICABLE TO CONTRACTOR REGARDING ALLOCATIONS OF RISK, WAIVERS OF SUBROGATION, INDEMNIFICATIONS AND INTER-PARTY WAIVERS OF LIABILITY INVOLVED IN LAUNCH OPERATIONS. SUCH FLOW-DOWN SHALL BE INCLUDED IN AN AMENDMENT TO THIS CONTRACT TO BE ENTERED INTO AND CONFIRMED BETWEEN THE PARTIES PRIOR TO THE COMMENCEMENT OF LAUNCH SUPPORT SERVICES.

(E)     PURCHASER AGREES TO ENTER INTO AGREEMENTS WITH ANY THIRD-PARTY LAUNCH SERVICES PROVIDER TO DISCLAIM ANY LIABILITY OF CONTRACTOR TO SUCH LAUNCH SERVICES PROVIDER FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES. PURCHASER ALSO AGREES TO CAUSE ANY LAUNCH RISK INSURERS WITH RESPECT TO THE SATELLITES TO WAIVE ALL RIGHTS OF SUBROGATION AGAINST CONTRACTOR AND SUBCONTRACTORS, PROVIDED THAT NO PROVISION HEREIN OBLIGATES EITHER PURCHASER OR CONTRACTOR TO PROCURE ANY LAUNCH OR IN-ORBIT INSURANCE.

(F)     BOTH PARTIES’ SOLE AND EXCLUSIVE REMEDIES AND OBLIGATIONS FOR ANY BREACH OF THIS CONTRACT OR WITH RESPECT TO ANY DEFECT, NON-CONFORMANCE OR DEFICIENCY IN ANY INFORMATION, INSTRUCTIONS, GOODS, SERVICES OR OTHER THINGS PROVIDED PURSUANT TO THIS CONTRACT ARE LIMITED TO THOSE SET FORTH IN THIS CONTRACT, AND ALL OTHER REMEDIES OR RECOURSE AGAINST THE OTHER PARTY OF ANY KIND ARE EXPRESSLY DISCLAIMED AND FOREVER WAIVED.

(G)     NOTWITHSTANDING ANY OTHER LANGUAGE IN THIS CONTRACT TO THE CONTRARY, IN NO EVENT SHALL EITHER PARTY’S TOTAL LIABILITY (A) WITH RESPECT TO ANY BATCH EXCEED THE TOTAL PRICE FOR SUCH BATCH; AND (B) WITH RESPECT TO ANY CLAIM ARISING FROM THIS CONTRACT NOT RELATED TO A BATCH, EXCEED THE TOTAL PRICE SET FORTH IN ARTICLE 4(A).

Article 17. Excusable Delays

(A)     Any delay or failure in the performance of a Party’s obligations under this Contract

(other than payment obligations) shall be excused, and such Party will not be liable for, or be in default for, such delay or non-performance, if the cause of the delay or non-performance is, in whole or in part, beyond such Party’s reasonable control and without the negligence of such Party (or its Subcontractors at any tier).

For the avoidance of doubt, the Contractor’s obligations under this Agreement shall be excused by delay or failure of Spaceflight Industries, Inc. in meeting its obligations under the Contribution Agreement executed by and between Spaceflight Industries, Inc. and LeoStella, LLC on March 12, 2018.

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Purchaser acknowledges that following the end of an excusable delay event Contractor shall resume full performance as soon as commercially practicable and the schedule of performance shall be deemed modified to reflect such recommencement of performance. Payments obligations of Purchaser shall be suspended only for the portion of Contractor’s performance of Work affected by the excusable delay. Depending on the consequences of the excusable delay event the Parties agree to modify affected provisions of the Contract as necessary.

(B)     Excusable delays shall be conclusively deemed to include, but are not limited to Acts of God or of the public enemy; acts or omissions of governmental bodies, in their sovereign capacities or contractual capacities (including the inability to obtain and/or the suspension, withdrawal, or non-renewal of export or import licenses required for the performance of the Contract and such inability to obtain and/or the suspension, withdrawal, or non-renewal of export or import licenses is not due to the negligent actions or inaction of the Contractor), provided Contractor shall have taken reasonable steps to mitigate any such effects by due diligence; acts of war (declared or undeclared), fires, earthquakes, floods, other unusually severe weather conditions such as hurricanes, tornadoes and typhoons, epidemics, quarantine restrictions, strikes, component or parts alerts or malwares the effects on Contractor’s performance hereunder of which were not reasonably foreseeable or reasonably mitigatable by Contractor, labor and other industrial disputes of a nature not primarily related to Contractor’s employees, terrorist acts and freight embargoes, sabotage, riots, failures or interruptions in essential services or equipment (e.g., electrical power, telecommunications, fuels, water); embargoes and other transportation failures;

(C)     The Party whose performance is delayed under Section 17(A) shall give notice in writing to the other Party within [***] after an excusable delay has occurred or such notifying Party knows of an excusable delay, whichever is later. Notwithstanding the foregoing, a Party’s failure to provide such notice shall not prevent such an event from qualifying as an excusable delay, except to the extent the failure to so notify prejudices the other Party’s ability to mitigate the impact of the delay or non performance. Such notice shall also be given at the termination of the excusable delay. The delivery requirements shall only be extended, upon mutual agreement of the Parties, by such period of time as is justified by the evidence forwarded in the notice, but in any event not less than one (1) Day for one (1) Day of excusable delay.

(D)     Should excusable delays total, or be likely (as reasonably determined by Purchaser) to total, [***], Purchaser, at its option, may terminate this Contract with respect to undelivered Spacecraft by written notice to Contractor and the conditions of Article 21 shall apply. Purchaser’s right to terminate pursuant to this Article 17(D) shall not apply to the extent that excusable delays do not affect Contractor’s ability to perform (i.e., such excusable delays affect Purchaser only).

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Article 18. RESERVED

Article 19. Changes

(A)     Purchaser may from time to time between EDC and completion of this Contract, by written change order issued by Purchaser, make changes within the general scope of this Contract regarding the Spacecraft, the services or in any drawings, designs, specifications, methods of shipment or packing, quantities of items, places of delivery, delivery timeline, additional Work, or the omission of Work. Purchaser shall submit any change order with the minimum information as follows: (i) a short summary of the change; and (ii) a detailed description of the envisaged tasks necessary to effect the change in a brief statement of work. The Contractor shall submit to the Purchaser within [***] of receipt of the change order a comprehensive proposal including the analysis of the impact on the Delivery schedule or other provisions of the Contract and price for the envisaged change. The Parties shall negotiate the terms of the change order, including the price therefor, before the change order becomes effective, or Purchaser may issue the change order without such negotiation, as set forth in Article 19(B) provided that the Contractor is reasonably expected to perform the change.

The Contractor may from time to time between EDC and completion of this Contract, by written proposal suggest changes within the general scope of this Contract regarding the Spacecraft, the services or in any drawings, designs, specifications, methods of shipment or packing, quantities of items, places of delivery, delivery timeline, additional Work, or the omission of Work. If the Purchaser agrees (in Purchaser’s sole discretion) to the implementation of the suggested change to the Contract to be made in respect thereof, the Contractor shall proceed therewith, upon conditions as agreed by the Parties.

(B)     If any change order causes an increase or decrease in the price of, or the time required for, Contractor’s obligations under this Contract, and the Parties do not negotiate such terms before the change order becomes effective, in accordance with Article 19(B), an equitable adjustment in the price or Delivery Schedule or both shall thereafter be negotiated by the Parties and this Contract shall be modified in writing accordingly provided that Contractor shall begin the work related to the change if and when Contractor has received from Purchaser a financial commitment acceptable to Contractor to begin such work. Notwithstanding the foregoing Contractor shall not be obliged to implement a change order related to the modification of the Delivery Schedule (earlier delivery) if Contractor is not able to comply with this change order.

(C)     Any claim for adjustment under this Article shall be deemed waived unless asserted in writing (with the amount of the claim) within [***] from [***].

(D)     For the avoidance of doubt the Purchaser is not entitled to [***] ordered at EDC through a [***] nor [***].

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Article 20. Termination for Default

(A)    Purchaser may, by written notice to Contractor, issue a written notice of Default (the “Default Notice”) to Contractor, if:

(i)     there is a material breach by Contractor in the technical compliance during the construction and assembly, integration and test, of Satellites in accordance with the Contract; or

(ii)     Customer reasonably determines there will be (or there is) a delay of [***] greater than [***] beyond the applicable delivery date; or

(iii)     Customer reasonably determines there will be (or there is) a delay of greater than [***] beyond the [***]; or

(iv)     Contractor’s delivery rate for the [***] and any [***] ordered so as to ensure continuous production flow falls below [***] for [***] except for [***].

(B)     After Purchaser issues a Default Notice in connection with any of the circumstances in Article 20(A), Contractor shall within [***] of such notice submit to Purchaser a plan (“Plan”) for either (a) correcting the default in the case the Default Notice is issued under Article 20(A)(i) and/or Article 20(A)(iv); or (b) achieving the [***] in the case the Default Notice is issued under Article 20(A)(ii); or (c) achieving the [***] in the case the Default Notice is issued under Article 20(A)(iii). If the Plan demonstrates to the mutual agreement of the Parties that the Contractor default will be either remedied or [***] on or before the applicable [***], then such Plan shall be implemented by Contractor and the Delivery Schedule or other provisions of this Contract shall be adjusted as the Parties shall mutually agree.

(C)     If, during production, Contractor becomes aware of the occurrence or the likely occurrence of any of the conditions described in Article 20(A), it shall promptly, and in any event within not more than [***], notify Purchaser in writing.

(D)     If Purchaser gives Contractor a Default Notice and Contractor fails to respond within the time period (if any) specified above in Article 20(A), Purchaser may terminate this Contract, in whole or in part at its option, upon notice (the “Termination Notice”) to Contractor and without further period for cure.

In the event of a termination pursuant to this Article 20(A), then, on demand from Purchaser, Contractor will [***]. No [***] shall be made with respect to Spacecraft for which Final Acceptance has occurred at the time of

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termination. Contractor shall make this [***] within [***] of receipt of Purchaser’s written notice of termination of this Contract. In the event that Purchaser demands the [***] as described above, then such [***] shall be Purchaser’s sole and exclusive remedy for such termination.

Contractor shall keep title and ownership to all terminated WIP and shall be free to sell or dispose of such WIP to any third party without restrictions. Purchaser shall take all reasonable necessary action for the protection and preservation of the Work in possession of Purchaser in which Contractor has an interest under this Contract, and Purchaser shall deliver to Contractor such work in its possession at Contractor’s expense.

(E)     If, after notice of termination under the provisions of this Article, it is determined that Contractor was not in default under the provisions of this Article or that the delay was excusable under the provisions of Article 17, the rights and obligations of the Parties shall be the same as if notice of termination had been issued pursuant to Article 21.

(F)     So there is no misunderstanding, it is agreed that Purchaser shall not be entitled to terminate the Contract for default with respect to any Satellite after Final Acceptance of such Satellite. In addition, termination of the Contract shall not affect Contractor’s obligations as set forth in the Contract with respect to Spacecraft and other items already delivered.

Article 21. Termination for Excessive Excusable Delay

(A)     Purchaser, by written notice to Contractor to be effective [***] following the date of such notice, may terminate this Contract in whole or in part for an excusable delay that meets the requirements of Article 17(D) in accordance with the terms of this Article 21. In such case, Contractor shall immediately stop Work as directed in the termination notice and make its reasonable best efforts to mitigate costs.

(B)     In case of termination for excessive excusable delay, Contractor shall be entitled to be paid all [***] payable by Contractor on such costs as a result of such termination if any shall be documented to Purchaser, added to such costs and paid by Purchaser) for all Work performed plus [***]. A claim for such costs shall be submitted by Contractor to Purchaser within [***] from the date of notice of termination. The Parties shall agree upon the final termination charges to be paid to Contractor within [***] after the date of submission by Contractor of its claim.

(C)     Purchaser shall pay Contractor the termination charges within [***] following the date of receipt of an itemized invoice from Contractor. Final payment shall be the [***]. In the event the amount of these [***], Contractor will [***] to Purchaser within [***] following the date of receipt of an invoice from Purchaser.

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Subject to the prior approval of Purchaser and subject to restrictions that may be imposed under applicable Governmental authorizations, [***]. The license granted to Purchaser under Article 12 shall continue [***] completed by Contractor and paid for by Purchaser pursuant to this Contract.

If requested by Purchaser and to the extent reasonably practicable, Contractor shall use commercially reasonable efforts to [***]. In such case, the [***], as negotiated in good faith by the Parties, less the reasonable and demonstrable [***] and the reasonable costs incurred by Contractor for [***], shall be [***].

(D)    Notwithstanding the provisions of this Article 21, Purchaser shall not be entitled to terminate the Contract for excessive excusable delay with respect to a Spacecraft after its Final Acceptance.

Article 22. Stop Work

(A)    Stop Work by Purchaser

(i)     Purchaser may, at any time, by written notice to Contractor (the “Stop Work Order”), direct Contractor to suspend performance of whole or part of Work for a maximum [***] but not less than [***] and with a [***] Said Stop Work Order shall specify the [***]. Upon receiving any such Stop Work Order, Contractor shall promptly suspend further performance of [***], and during the period of such suspension shall [***].

(ii)     Purchaser may, at any time during the stop Work, either (a) direct Contractor to resume performance of the Work by written notice to Contractor, and Contractor shall resume diligent performance of the Work, provided that (x) the Delivery Schedule is adjusted to reflect the stop Work and the time required by Contractor to recommence performance, (y) other affected provisions of the Contract shall be adjusted, and (z) Contractor is compensated for its costs as defined in Article 22(A)(iii) below; or (b) terminate whole or part of the Contract pursuant to Article 21, in which case the costs incurred by Contractor and its Subcontractors as a result of the stop Work as defined in Article 22(A)(iii) shall be added to the termination charges to be paid pursuant to Article 21.

(iii)     Contractor shall be compensated for [***]. Contractor shall invoice Purchaser for such costs, and Purchaser shall pay such invoice within [***] from the date of invoice. Invoices will not be issued more frequently than [***] during a stop Work.

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(B)     Stop Work by Contractor

(i)     In the event Purchaser fails to make any payment in due time as required pursuant to this Contract, Contractor shall notify Purchaser in writing of such failure. If such failure is not cured by Purchaser within [***] after the date of such notification made by Contractor, Contractor shall be entitled to immediately stop the Work under this Contract.

If Purchaser pays Contractor all amounts then due and owing on or before [***] from the date Contractor has stopped the Work as defined above, Contractor shall resume any Work suspended as reasonably and promptly as possible provided that (a) Purchaser has paid to Contractor all costs and expenses incurred as a result of the stop Work hereunder and (b) the schedule of the Contract shall be adjusted (provided such schedule adjustment shall not be less than one Day for each Day of Work stoppage).

(ii)     In the event Purchaser fails to perform any material obligations (other than those expressed in Article 22(B)(i), Contractor shall notify Purchaser in writing of such failure. If such failure is not cured by Purchaser within [***] after the date of such notification made by Contractor, Contractor shall be entitled to immediately stop the Work under this Contract.

If Purchaser fails to cure the material breach or payment default within [***] from the date Contractor has stopped the Work as defined above, Contractor shall be entitled to immediately terminate the Contract by written notice sent to Purchaser and the provisions of Article 22(B)(iv) shall apply.

If Purchaser cures the material breach on or before [***] from the date Contractor has stopped the Work as defined above, Contractor shall resume any Work suspended as reasonably and promptly as possible provided that (a) Purchaser has paid to Contractor all costs and expenses incurred as a result of the stop Work hereunder and (b) the schedule of the Contract shall be adjusted (provided such schedule adjustment shall not be less than one Day for each Day of Work stoppage).

(iii)     In the event of termination of the Contract by Contractor pursuant to this Article 22(B), Purchaser shall be liable to Contractor for the charges payable pursuant to Article 21(B) which shall include all costs and expenses incurred as a result of the stop Work hereunder, but in no event to exceed [***]

(iv)     In the event of a bankruptcy filing by or against Purchaser, and the occurrence of a post-bankruptcy default by Purchaser, Purchaser consents to a modification of the stays of proceedings to permit Contractor to exercise such rights and remedies as may be available to it under the Contract or applicable law, including, but not limited to, the right to suspend performance, terminate the Contract and exercise rights under other agreements with Purchaser.

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Further, Purchaser consents that any preliminary hearing on a request under U.S. Bankruptcy Code section 362(d) (or under any successor statute or rule) by Contractor for a modification of the stays of proceedings (a “Modification of the Stays Motion”) shall be combined with a final hearing so that such hearing may be concluded not less than thirty (30) days after the filing of Contractor’s Modification of the Stays Motion.

Purchaser acknowledges that the provisions of this Article 22(b)(iv) are critical elements of the transaction to Contractor. The Parties have consulted legal counsel experienced in such issues, and agree that a provision of this type is beneficial in these circumstances.

Article 23. Dispute Resolution; Arbitration

(A)     Any dispute or disagreement arising between the Parties in connection with any interpretation of any provision of this Contract, or the compliance or non-compliance therewith, or the validity or enforceability thereof, or any other dispute under any Article hereof shall be elevated to the chief executive officer of each Party upon the delivery by either Party to the other of notice in writing that such dispute or disagreement exists. Within [***] following the delivery of such notice, the chief executive officers of Purchaser and Contractor shall consult and attempt to reach a resolution of the dispute in good faith. Any dispute which is not settled to the mutual satisfaction of the chief executive officers of Purchaser and Contractor shall be submitted by the most diligent Party to the chief executive officers of Spaceflight Industries, Inc. and Thales Alenia Space who shall consult and attempt to reach a resolution of the dispute in good faith. Provided the chief executive officers of Spaceflight Industries, Inc. and Thales Alenia Space come to an agreement, such agreement shall be final and binding on the Parties to this Contract.

(B)     Any dispute which is not settled to the mutual satisfaction of the Parties within [***] (or such longer period as may be mutually agreed) from the date that the chief executive officers of [***]. and [***] begin the consultations under Article 23(A) shall be settled by arbitration in the English language administered by the Rules of Arbitration of the International Chamber of Commerce in effect on the date that such notice is given, except as otherwise specified herein. The place of arbitration shall be New York City, New York, U.S.A.

The IBA Rules on Taking Evidence in International Commercial Arbitration shall apply to the evidentiary stage of the arbitration.

(C)     The arbitrators shall not alter or modify the terms and conditions of this Contract but shall consider the pertinent facts and circumstances and be guided by the terms and conditions of this Contract. If a solution is not found in the terms and conditions of this

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Contract, the arbitrators shall apply the laws of the State of New York, U.S.A., excluding its conflict of law rules that would result in the application of any other law. The arbitration award made shall be final and binding upon the Parties, their successors and assignees, and judgment may be entered thereon, upon the application of either Party, by any court having jurisdiction. Each Party shall bear the cost of preparing and presenting its case including its own attorneys’ fees; and the cost of arbitration, including the fees and expenses of the arbitrator or arbitrators, will be shared equally by the Parties.

Article 24. Warranty

(A)     Contractor warrants that each Spacecraft shall be free from material defects in materials and workmanship and will conform to the requirements in Exhibit B. This warranty shall start upon the date [***] and shall run for a period of [***].

(B)     Without waiver of its right to terminate this Contract for default, Purchaser shall have the right, at any time during the period of this warranty and irrespective of prior inspections or acceptance, to require that [***] written notice sent to Contractor (detailing to which extent [***]) be [***], at [***].

(C)     The Contractor’s obligations under this Article 24 shall not extend to [***] of any Satellite by [***] or [***], or to damage arising from [***] the Satellite or [***] without the Contractor’s written consent. Furthermore, the warranty is contingent upon the [***]. If the defect is not covered by this warranty, the Purchaser shall pay the Contractor the cost of Purchaser-requested repairs or replacement, the transportation charges and a reasonable profit. Such repair cost shall be invoiced to the Purchaser pursuant to the provisions of this Contract.

(D)     EXCEPT AS IS OTHERWISE EXPRESSLY PROVIDED IN THIS CONTRACT, NO OTHER WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THOSE OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, SHALL APPLY TO THE GOODS AND SERVICES HEREUNDER AND THE REMEDIES PROVIDED HEREIN ARE THE SOLE REMEDIES FOR FAILURE BY CONTRACTOR TO FURNISH WORK THAT IS FREE FROM DEFECTS IN MATERIAL OR WORKMANSHIP AND CONFORMANCE WITH REQUIREMENTS AS SET FORTH IN THIS ARTICLE 24. IN NO EVENT SHALL CONTRACTOR BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES. ALL OTHER WARRANTIES OR CONDITIONS IMPLIED BY ANY OTHER STATUTORY ENACTMENT OR RULE OF LAW WHATSOEVER ARE EXPRESSLY EXCLUDED AND DISCLAIMED.

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Article 25. Communication and Authority

(A)     The name of the Purchaser’s Program Manager with authority to issue technical direction within the scope of this Contract will be notified to the Contractor within 20 Days from EDC. The name of the Contractor’s Program Manager with authority to accept such direction will be notified to the Purchaser within 20 Days from EDC. Notwithstanding Article 25(A), the foregoing Program Managers are authorized (i) to initial the Exhibits and any modifications thereto, and (ii) to execute the waivers of technical compliance with the specifications in the Exhibits.

(B)     All contractual correspondence to Purchaser will be addressed to (with copy to the Program Manager):

Legal Department

ATTN: General Counsel

1505 Westlake Ave. N., Suite 600

Seattle, WA 98109, USA

Tel: +1.206.342.9934

Email: legal@spaceflightindustries.com

All technical correspondence to Purchaser will be addressed to:-

[***]

Director, Constellation Operation

Tel: [***]

Email: [***]

All contractual correspondence to Contractor will be addressed to (with copy to the Program Manager):

CEO

Address: (to be provided within 20 Days of EDC)

Email: (to be provided within 20 Days of EDC)

All technical correspondence to Contractor will be addressed to (with copy to the Program Manager):

CTO

Address: (to be provided within 20 Days of EDC)

Email: (to be provided within 20 Days of EDC)

(C)     In a time critical situation, such as in the case of failures or suspected failures of the Satellite mission or other operational or technical matters requiring immediate attention, notice may be given by telephone. Any notice given verbally will be confirmed in writing as soon as practicable thereafter in accordance with Article 25(D).

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(D)     Except as provided in Article 25(C), all notices, demands, reports, orders and requests hereunder by one Party to the other shall be in writing and deemed to be duly given on the same Business Day if sent by electronic means (i.e., electronic mail) or delivered by hand during the receiving Party’s regular business hours, or on the date of actual receipt if sent by pre-paid overnight, registered or certified mail.

(E)     The Parties agree to cooperate in implementing the use of electronic signatures, provided that such use is consistent with applicable law.

Article 26. Long Lead Items

The Parties acknowledge that the Purchaser signed or will sign one or more subcontracts with third party manufacturers prior to this [***] onto the first twenty Satellites. Provided the rights and obligations of the Purchaser under the subcontracts are fully assigned to the Contractor upon [***], the Contractor agrees to [***] under this Contract. Evidence of such [***] be given by the Purchaser to the Contractor. If the assignment of one or more of such subcontracts occurs after [***], the Contractor agrees to [***] under this Contract. Evidence of such [***] be given by Purchaser to Contractor. If Purchaser is unable to assign one or more of the subcontracts to the Contractor, Purchaser shall [***] under terms and conditions mutually agreed to by the Parties. Under such circumstances, Contractor agrees to [***] under this Contract. Evidence of such [***] be given by Purchaser to Contractor.

Article 27. Licenses for Export

(A)     This Contract is subject to all applicable United States laws and regulations relating to the export of Licensed Items and to all applicable laws and regulations of the country or countries to which such Licensed Items are exported or are sought to be exported. Contractor and Purchaser shall fully comply with all requirements of any Technical Assistance Agreement related to the substance of this Contract, whether included as an Exhibit hereto or not.

(B)     Without limiting the scope of Article 27(A), Contractor shall obtain all approvals and licenses required by the laws and regulations of the country or countries to which the Licensed Items are exported or are sought to be exported. Purchaser shall use its reasonable best efforts to obtain all US government approvals and licenses to export Licensed Items.

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(C)     If a government refuses to grant a required approval or license to export the Licensed Items, or revokes or suspends an approval or license subsequent to its grant, or grants a license or approval subject to conditions, then (i) this Contract shall, nevertheless, remain in full force and effect unless terminated pursuant to Article 21, and (ii) the Delivery Schedule shall be adjusted on a day-for-day basis for each day that Contractor is impacted by such action or inaction of the United States government. Such government action or inaction shall not modify in any way the rights and obligations of the Parties under this Contract except to relieve Contractor of any obligations which cannot be performed without such an approval or license.

(D)     The Parties confirm that their performance of, and obligations under, this Contract is in all matters subject to the provisions of this Article 27, notwithstanding that (i) other Articles (including without limitation those paragraphs in Articles 8 and 9) and Exhibits may not specifically reference Article 27, and (ii) other Articles and Exhibits may state that they are subject to compliance with other Articles of this Contract.

Article 28. RESERVED

Article 29. Options

(A)     If the Purchaser requires Contractor to furnish additional Work in accordance with the following option provisions, Contractor shall submit a technical, schedule and price proposal to the Purchaser for such additional Work and the Parties shall negotiate in good faith to agree on the scope, schedule and price for such option prior its implementation.

(i)     Option Ground Support Equipment

(ii)     Option Support Services

(iii)     Option Item Procurement

(B)     Option Satellites

Purchaser shall have the option to order from Contractor up to forty (40) additional Spacecraft having identical performance specifications (each such additional Spacecraft an “Option Satellite” and, collectively, the “Option Satellites”) by [***] under the following conditions and those set forth in Exhibit D:

In the event that Purchaser’s order with respect to any Option Satellites under this Article 29 is placed under circumstances that require additional personnel, material, services or facilities in order for the Contractor to manufacture and deliver such additional Satellites and that Contractor is unable to secure additional capital for expansion, then the order shall not be binding on Contractor unless Purchaser pays an amount additional to the applicable satellite price, sufficient to cover the cost of such personnel, material, services or facilities.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	29

In any case, in case of obsolescence of components, Contractor reserves the right to renegotiate in good faith with Purchaser the price and schedule for these Option Satellites.

(C)     Negotiation of Option Satellite Price and other terms

In the event that Purchaser desires to order Option Satellites as set forth in Article 29(B) with performance specifications that materially deviate from the Exhibit B, Purchaser shall so notify Contractor in writing. Purchaser shall deliver together with such notice one or more change orders, in accordance with Article 19, detailing any necessary changes to the Contract and the Exhibits hereof with respect to such Option Satellites. Contractor shall, within [***] generally and in any case not exceeding [***] after receipt of such notice, [***] for the Option Satellites together with [***], and documentation and details supporting and providing the basis for [***] as well as other impacts on the provisions of this Contract. The Parties shall negotiate in good faith the [***] and other affected terms of the Contract within [***] following receipt of Contractor’s proposal. Upon written agreement the Parties shall be bound by the terms and conditions of this Contract as amended for such Option Satellites. Should the Parties fail to agree within [***] following receipt of Contractor’s proposal then [***]

(D)     Option for storage

(i)    If, for any reason other than the fault of Contractor, Purchaser so requests of Contractor, after successful completion of [***], Contractor shall place a Spacecraft in storage in its premises to store that Spacecraft in adequate conditions. The Purchaser may request the Contractor store up to [***] in accordance with Exhibit A, Section 8, for a total annual price of [***] per [***] per batch of up to [***] Purchaser shall provide no less than [***] prior to the [***] for any order of Satellite storage, such notice to include the [***] and the [***] which cannot exceed [***] per Spacecraft unless otherwise extended pursuant to Article 29(D)(ii). The Contractor shall send its invoice to Purchaser upon [***] of the first Spacecraft to be stored which shall be paid in accordance with Article 7. Purchaser may extend the storage period or request additional storage activities during the [***] pursuant to Article 29(D)(ii). Contractor shall be responsible for [***]

(ii)     If Purchaser elects to extend Spacecraft storage beyond [***] and/or request additional storage activities not included in Exhibit A, Section 8, the price for such extension of storage and/or additional storage activities not included in Exhibit A, Section 8 will be [***] upon request from Purchaser under Article 19.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	30

(iii)     If, at any time after storage effected pursuant to Article 29(D) begins, Purchaser elects to launch a stored Spacecraft, Contractor shall [***] and the Purchaser shall [***].

(iv)     If the Spacecraft is placed in storage pursuant to Article 29(D), then the [***] shall no longer apply with respect to such Spacecraft.

(E)     Option for Item Procurement by Purchaser

After Contract EDC and subject to Contractor’s approval Purchaser shall have the option to procure components and provide such components to Contractor to be integrated onto Satellites. Provided the rights and obligations of Purchaser under the procurement contracts are fully assigned to Contractor, Contractor agrees to deduct the amount of payments made by Purchaser under the applicable procurement contracts from the next payment to be made by the Purchaser to Contractor under this Contract. Evidence of such payments shall be given by Purchaser to Contractor.

Article 30. Key Personnel

(A)     At EDC plus 20 Days, Purchaser and Contractor shall identify mutually agreed Key Personnel names for the following positions to perform the Work until successful completion of the Work (individually a “Key Person” and collectively the “Key Personnel”). No person can serve the role of more than one Key Person.

Position
Program Manager (Contractor)
Program Manager (Purchaser)

(B)     Key Personnel shall not be removed from performance of the Work under this Contract unless replaced with personnel of substantially equal qualifications and ability. Purchaser shall have the right to review the qualifications of any proposed replacements. If Purchaser deems, in its reasonable judgment, the proposed replacements to be unsuitable, Purchaser may require Contractor to offer alternative candidates. Notwithstanding its role in reviewing Key Personnel and their replacements, Purchaser shall have no supervisory control over their performance, and nothing in this Article shall relieve Contractor of any of its obligations under this Contract, or of its responsibility for any acts or omissions of its personnel.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	31

Article 31. Indemnification and Insurance

(A)     Contractor shall indemnify and hold harmless Purchaser, and its subsidiaries and affiliates, and its subcontractors (if any), their respective officers, employees, agents, servants and assignees, or any of them (collectively “Purchaser Indemnitees”), from any direct or indirect loss, damage, liability and expense (including reasonable attorneys fees), on account of loss or damage to property and injuries, including death, to all persons, including but not limited to employees or agents of Contractor, Subcontractors and the Purchaser Indemnitees, and to all other persons, arising from any occurrence caused by any negligent act or omission or willful misconduct of Contractor, Subcontractors or any of them.

At Contractor’s expense, Contractor shall defend any suits or other proceedings brought against the Purchaser Indemnitees on account thereof, and shall pay all expenses and satisfy all judgments which may be incurred by or rendered against them, or any of them, in connection therewith.

Contractor shall have the right to settle any claim or litigation against which it indemnifies hereunder. Further, the Purchaser Indemnitees shall provide to Contractor such reasonable cooperation and assistance as Contractor may request to perform its obligations hereunder.

(B)     Purchaser shall indemnify and hold harmless Contractor, and its subsidiaries and affiliates, its Subcontractors, their respective officers, employees, agents, servants and assignees, or any of them (collectively “Contractor Indemnitees”), from any direct or indirect loss, damage (including damage to property and injuries, including death), liability and expense (including reasonable attorneys fees) incurred by any third party (including employees or agents of Purchaser and Contractor Indemnitees) and arising from any occurrence caused by any negligent act or omission or willful misconduct of Purchaser, its officers, employees, agents, consultants, servants and assignees.

In addition, Purchaser shall waive any claim against and shall indemnify and hold harmless Contractor Indemnitees from any direct or indirect loss, damage (including damage to property and injuries, including death), liability and expense incurred by any third party and arising from use, operation or performance of any Spacecraft after Intentional Ignition, including as a result of modification or improvements made by Purchaser.

Purchaser shall, at Purchaser’s expense, defend any suits brought against Contractor Indemnitees referred to above and shall pay all expenses and satisfy all judgments which may be incurred by or rendered against them, or any of them, in connection therewith. Purchaser shall have the right to settle any claim or litigation against which it indemnifies hereunder. Further, Contractor Indemnitees shall provide to Purchaser such reasonable cooperation and assistance as Purchaser may request to perform its obligations hereunder.

(C)     Contractor shall, at its own expense, provide and maintain insurance which shall cover all WIP (including all Purchaser’s property while in Contractor’s custody) against physical loss or damage on an “all risks” property insurance basis, including coverage for

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	32

the perils of flood or earthquake while in or about Contractor’s and its Subcontractors’ premises, while at other premises which may be used or operated by Contractor for construction or storage purposes, transit purposes between Contractor facilities, and upon placing a Satellite into storage.

The amount of insurance shall be sufficient to cover the full replacement value of all Work. Upon request by Purchaser, Contractor will provide certificate of insurance to Purchaser. Additionally, Contractor will add Purchaser as an additional insured under the

All Risks insurance as far as Purchaser’s interests may appear.

The insurance may be issued with deductibles, which are consistent with Contractor’s current insurance policies. The amount of any loss up to the value of the deductible level, or not otherwise covered by the insurance, shall be borne by Contractor.

In addition, Contractor shall, at its own expense, provide and maintain a Commercial

General Liability Insurance Policy (“CGL Policy”) which shall cover property damage and injuries, including death, caused to third parties. Upon written request by Purchaser, Contractor will provide a certificate of insurance to Purchaser. Contractor shall use its reasonable best efforts to add Purchaser as additional insured under such CGL Policy.

(D)     Purchaser shall be responsible for obtaining, but shall have no obligation to obtain, launch and in-orbit insurance to protect Purchaser’s interest in the Satellites. Contractor shall provide Purchaser with relevant technical information requested for the insurance broker and underwriters relative to the procurement and maintenance of, and/or in support of a claim under, any launch and in-orbit insurance, including any subsequent in-orbit insurance, and Contractor shall assist Purchaser in the filing of notices of occurrence and of proofs of loss with its insurance broker and underwriters and in responding to questions from underwriters arising therefrom.

Article 32. Effective Date of Contract

The effective date of this contract (the “EDC”) shall be the date of signature of the Contract by both Parties.

Article 33. Representations

(A)    Contractor represents, covenants and warrants that:

(i)     Contractor’s execution of and performance under this Contract will not result in a breach of, or constitute a default under, any applicable law or any contract, instrument or other agreement to which Contractor is a party or is bound; and

(ii)     Contractor is a duly formed entity, existing and in good standing, and has full power, authority and legal right to execute, deliver and perform this Contract, that the execution, delivery and performance by Contractor of this Contract have been duly authorized by all necessary action on the part of Contractor and do not require any further

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	33

approval or consent of any person or entity (whether governmental or otherwise), and that once executed by Contractor this Contract shall constitute a legal, valid and binding obligation of Contractor enforceable against Contractor in accordance with its terms.

(B)     Purchaser represents, covenants and warrants that:

(i)     Purchaser is a duly formed entity, existing and in good standing, and has full power, authority and legal right to execute, deliver and perform this Contract, that the execution, delivery and performance by Purchaser of this Contract have been duly authorized by all necessary action on the part of Purchaser and do not require any further approval or consent of any person or entity (whether governmental or otherwise), and that once executed by Purchaser this Contract shall constitute a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

(ii)     Purchaser’s execution of and performance under this Contract does not result in a breach of, or constitute a default under, any applicable law or any contract, instrument or other agreement to which Purchaser is a party or is bound.

Article 34. RESERVED

Article 35. General Provisions

(A)    Each Party hereby agrees that it will not, without the prior written approval of the other Party (such approval not to be unreasonably withheld or unduly delayed), assign or delegate any of their rights, duties, and obligations under this Contract, except to a wholly-owned subsidiary of such Party (which assignment or delegation shall not relieve the assignor or delegator of liability) provided such transfer does not violate any laws or governmental approvals. In case of assignment by Purchaser (other than as collateral),

Purchaser shall demonstrate to Contractor’s satisfaction that its successor or assignee possesses the financial resources to fulfill Purchaser’s obligations under this Contract. Upon such assignment, the assignee shall assume all rights and obligations of the assignor existing under this Contract at the time of such assignment. This Article 34(A) shall not preclude the granting of a security interest by a Party to a lender.

(B)     Nothing contained in this Contract shall be deemed or construed by the Parties or by any third party to create any rights, obligations or interests in third parties, or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association between the Parties and the rights and obligations of the Parties shall be limited to those expressly set forth herein.

(C)     No failure on the part of either Party to notify the other Party of any noncompliance hereunder, and no failure on the part of either Party to exercise its rights hereunder, shall prejudice any remedy for any subsequent noncompliance with any term or condition of this Contract and shall be limited to the particular instance and shall not operate or be deemed to waive any future breaches or noncompliance with any term or condition. Except as otherwise expressly provided herein, all remedies and rights hereunder shall be exclusive and in lieu of all other rights and remedies available by law or in equity.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	34

(D)     The Parties shall comply with the United States Foreign Corrupt Practices Act, the OECD Anti-bribery Convention and all other laws of any country dealing with improper or illegal payments, gifts or gratuities. Contractor agrees not to pay, promise to pay or authorize the payment of any money or anything of value, directly or indirectly to any person for the purpose of illegally or improperly inducing a decision or obtaining or retaining business in connection with this Contract.

(E)     This Contract (including all Exhibits) constitutes the entire agreement between the Parties and supersedes all prior understandings, commitments and representations between the Parties with respect to the subject matter hereof. Notwithstanding the foregoing, the Parties expressly agree to amend this Contract to reflect the outcomes of the joint review which started before the Contract EDC.

This Contract may not be amended or modified and none of its provisions may be waived, except by a writing signed by a duly authorized representative of both Parties.

In the event any one or more of the provisions of this Contract shall for any reason be held to be invalid or unenforceable, the remaining provisions of this Contract shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a provision which, being valid and enforceable, comes closest to the intention of the Parties underlying the invalid or unenforceable provisions. The Parties shall negotiate in good faith to attempt to agree upon any such replacement provision.

The paragraph headings herein shall not be considered in interpreting the text of this Contract.

All oral and written communications between the Parties shall be conducted in English.

This Contract shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., excluding any conflict of laws rules that would cause the application of any other law. The U.N. Convention on Contracts for the International Sales of Goods is not applicable to this Contract and is hereby excluded.

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	35

Execution

In witness whereof, the Parties have duly executed this Satellite Program Contract.

BlackSky Global LLC		LeoStella LLC

By:		By:
Name:	Jason Andrews	Name:	Jean-Christophe Chautard
Title:	CEO, President, Manager	Title:	Authorized Signatory

CONTRACT NUMBER SPCJV1 - CONFIDENTIAL	36

Execution

In witness whereof, the Parties have duly executed this Satellite Program Contract.

BlackSky Global LLC		LeoStella LLC

By:		By:
Name:	Rakesh Narasimhan	Name:	Jean-Christophe Chautard
Title:	COO	Title:	Authorized Signatory

Exhibit A

Satellite Statement of Work

For the Construction Of

The BlackSky Satellite Constellation

Document:	SPCJVl Exhibit A: Satellite Statement of Work
Contract#:	SPCJVl
Revision	3
Updated	2/28/2018

Approved by SFI:

Approved by TAS:

1

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

Revision History

Revision	Date	Changes
Draft	10/8/2017	Working draft, not configuration controlled
1	10/13/17	Reference for fist closing
2	2/15/18	Reference for second closing and SPC signature
3	2/28/18	Clarify PFIL items and delivery dates, add Scout-04 Payload, in section 6.4

2

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

1	Overview		5

2	Applicable Documents		5

3	Satellite Configuration		5

	3.1	Satellite Naming Convention	5

4	Program Management		5

	4.1	Management	5

	4.2	Subcontract Management	5

	4.3	Quality Assurance	6

	4.4	Configuration Management	6

	4.5	Schedule Management	6

5	Reviews & Meetings		6

	5.1	Kick-off Meeting	6

	5.2	Manufacturing Readiness Review (MRR)	6

	5.3	Test Readiness Review	7

	5.4	Pre-Ship Review	7

	5.5	[***] Meetings	8

	5.6	[***] Status Meetings	8

	5.7	Software Interchange Meetings	8

6	Satellite Production		8

	6.1	Production Plan	8

	6.2	Non-Conformances	9

	6.3	Component Damage	9

	6.4	Purchaser Furnished Items	9

	6.4.1	Block-2 [***] Unit	9

	6.4.2	Purchaser Ground Station Rack	9

	6.4.3	[***] Design Review	10

	6.4.4	Scout-04 Payload	10

7	Deliverables		10

	7.1	Satellite Deliverables	10

	7.2	Satellite GSE Deliverables	10

3

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

	7.3	Software Deliverables	10

	7.4	End Item Data Package	10

	7.5	Post Delivery Support	11

8	Storage Plan		11

	8.1	Number of Satellites	11

	8.2	Environments	11

	8.3	Duration	11

	8.4	Insurance	11

	8.5	Inspections	11

	8.6	Physical Delivery	11

	8.7	Return to Storage	12

9	Production & Support Options		12

	9.1	Ground Support Equipment	12

	9.2	Support Services	12

	9.2.1 Launch Campaign Support		12

	9.2.2 On-Orbit Support		12

	9.2.3 Engineering Support		12

	9.3	Satellite Procurement	12

	9.4	Additional Storage	13

4

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

1	OVERVIEW

This Statement of Work (SOW) defines the scope of work for the production of the Global Satellites units: Global-5 through Global-24. This Statement of Work (SOW) applied to all tasks required to produce the 20 satellites starting with a technology transfer from the Purchaser to satellite delivery. This document is the final version, applicable to the Satellite Procurement Contract.

2	APPLICABLE DOCUMENTS

The below applicable documents are listed in order of precedence:

1)	SPCJV1: Satellite Program Contract

2)	SPCJV1 Exhibit A: Statement of Work (this document)

3)	SPCJV1 Exhibit B: Satellite Technical Specification

4)	SPCJV1 Exhibit C: Milestone and Payment Schedule

5)	SPCJV1 Exhibit D: Options Price List

3	SATELLITE CONFIGURATION

This section provides a brief overview of the satellite configuration and major subassemblies.

3.1	Satellite Naming Convention

Satellites shall be named sequentially starting with “Global-5” through “Global-24”. Each satellite shall retain its assigned name regardless of the actual order of delivery.

4	PROGRAM MANAGEMENT

4.1	Management

The Contractor shall provide all personnel, facilities, material and services necessary to meet the requirements of this Statement of Work and shall provide overall management and technical direction to ensure proper program execution. This management shall include the planning, cost and schedule control, schedule reporting, configuration management, quality assurance, administration, and resource management necessary to ensure successful program execution.

The Contractor shall designate a Program Manager with authority and responsibility to plan, direct, and report on the work defined in this Statement of Work.

4.2	Subcontract Management

The Contractor shall provide all means required for effective management of subcontractors and suppliers. This includes supplier verification, progress tracking and quality oversight as appropriate to meet the Satellite schedule and technical requirements.

5

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

4.3	Quality Assurance

The Contractor shall implement a quality assurance program to ensure the Satellite meets or exceeds the technical requirements.

4.4	Configuration Management

The Contractor shall implement a configuration management program to ensure configuration control of the flight hardware as well as build documentation and drawings.

4.5	Schedule Management

The Contractor shall build and manage a detailed schedule for the production of the Satellites. The schedule shall be provided to the Purchaser upon request. The project schedule shall be consistent with the milestone schedule provided in exhibit C.

5	REVIEWS & MEETINGS

5.1	Kick-off Meeting

The Contractor shall support a kick-off meeting to review the initial production plan and overall scope of work. The Kick-Off meeting should include the following agenda items:

•	Program Scope and Statement of Work

•	Draft Production Plan

•	Sparing Philosophy

•	Facility and Resource Plans & Status

•	[***]

•	Milestone and Delivery Schedule

•	Technical Specifications and Verification Requirements

•	Near Term Work

The KOM shall be held no later than EDC + 3 months.

5.2	Manufacturing Readiness Review (MRR)

The Contractor shall provide a Manufacturing Readiness Review (MRR) for the satellite production effort. The MRR shall occur prior to the start of the Global-5 Satellite production and demonstrate manufacturing readiness to [***] The Contractor shall be free to [***]

The scope of the MRR shall include a review of the Production Plan and status/readiness to produce Global-5 through Global-24 Satellites. MRRs are not required for individual satellites. The MRR shall ensure that the following items have been addressed:

•	Status of prerequisites: all previous milestones and reviews passed

•	Status of commitments: work packages for internal and external operations are approved, work package for shipping operations (if any) are approved

•	Involvement of main stakeholders is complete: external customer, internal executive committee

6

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

•	Status of satellite definition data: available and verified, including changes with respect to the reference [***]

•	Status of Production Management such as production schedule, supply chain management, traceability procedures, export control: Defined and ready.

•	Status of Production and Test data such as production BOM, production resources, production instructions, production items planning parameters, supply sources: entered in the MRP.

•

Status of production facilities and resources such as production process, storage and shipping areas, test benches, GSEs and tooling, calibration procedures, labor skills and qualifications, production human resources: defined, validated, qualified, trained, briefed, as appropriate.

•	Status of purchasing data such as the procurement specifications and the list of qualified suppliers: complete and validated, as appropriate

•	Status of export control for sales and purchasing, as appropriate, i.e. all licenses and authorizations: available

•	Status of storage and shipping data such as storage, handling, packaging procedures, contractual document lists for shipping, export control document lists for shipping: ready and available.

In the case the production site changes during the course of production, an delta-MRR shall be run for the new production site.

5.3	Test Readiness Review

The Contractor shall provide a Test Readiness Review (TRR) for the Global-5 Satellite to address test process, procedures, GSEs, hardware and software used to validate satellite level requirements (including relevant validations performed at lower levels of assembly). TRR shall address the following topics:

[***]

[***]

[***]

[***]

[***]

The Contractor shall hold a delta TRR in the event that the test plans are changed in a manner that materially affects the content addressed at the original TRR.

5.4	Pre-Ship Review

The Contractor shall provide a Pre-Ship Review (PSR) for each satellite. The PSR will be used to demonstrate compliance to requirements (Exhibit B) and for final approval for delivery by the Purchaser. The Purchaser may either transport it to a launch site or to ask the Contractor to store it. The PSR is the acceptance for a given satellite prior to storage or shipping to the launch site. The PSR shall include the following agenda items:

[***]

[***]

[***]

7

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

•	[***]

•	Status of export control requirements

•	Ship or store decision Storage plan and procedures

5.5	[***] Meetings

The Contractor will support informal [***] status updates with the Purchaser. These will generally be in the form of an informal meeting or phone call. The respective technical teams will support these meetings when needed to discuss technical topics.

5.6	[***] Status Meetings

Contractor to Purchaser reporting will be done on a [***] by the release of a project performance dashboard providing a Key Performance Indicators (KPIs) based view of the supply chain and the production progress. A written description of any issue will be provided to the Purchaser with a proposed mitigation plan. The KPIs included in the project dashboard shall include the following:

•	Progress status KPI for all G5 to G24 satellites. This shall include at least:

•	[***]

[***]

•	Summary of risk and opportunity analysis with mitigation actions

•	Expected performance against the plan for the following 1-month period

•	An executive summary of the overall program status

5.7	Software Interchange Meetings

Purchaser and Contractor will meet periodically [***] to get informed about software [***] design evolutions and [***] lessons learned. Design coherence between [***] will be maintained. The meetings will be used to exchange [***], if need be.

6	SATELLITE PRODUCTION

The Contractor shall perform all tasks required to produce test and deliver Global-5 through Global-24 Satellites per this SOW and the applicable documents. The below items highlight specific tasks that are required in this effort.

6.1	Production Plan

The Supplier shall generate a detailed Production Plan to describe the tasks and schedule required to produce the satellites and meet the required production rate. This plan shall include the following aspects:

[***]

[***]

8

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

•	[***]

[***]

[***]

[***]

[***]

6.2	Non-Conformances

The Contractor is required to notify the Purchaser, and request approval for, any non-conformances that violate the Satellite Technical Specification requirements.

6.3	Component Damage

The Contractor shall notify Spaceflight in the event of damage or defect that has the potential to introduce abnormal risk to meeting the Satellite Technical Specifications, Telescope Specifications or that violates the assumptions applied to the Critical Design Review (CDR) analyses.

6.4	Purchaser Furnished Items

The Purchaser shall provide the following items to the Contractor for use in the production of the Satellites. Should this list evolve, the Contractor shall maintain a Purchaser Furnished Item List (PFIL) for all Purchaser items transferred or provided to the Contractor for use in the production of the Satellites. The Contractor shall maintain configuration management and appropriate storage and use of Purchaser owned property.

6.4.1	Block-2 [***] Unit

The [***] is a contributed asset which SFI will transfer to the Contractor (see Contribution Agreement) for use in the development and production of the Satellites. This transfer will occur once the [***] has also transferred to the Contractor. The [***] will be used and maintained by the Contractor’s engineering team. Access to the [***] will be granted by the Contractor to the Purchaser. In case of conflicting needs to use the [***] by the Contractor and Purchaser, precedence will be given the [***]. Purchaser [***] access will be possible directly at the Contractor’s site or remotely if the Purchaser and the Contractor implement a means for such remote access.

The [***] shall be delivered no later than 15 December 2018.

6.4.2	Purchaser Ground Station Rack

The Purchaser will provide a Ground Station Rack for use by the Contractor for satellite testing. The GSR will be owned and maintained by the Purchaser and provided on-loan to the Contractor for the purposes of Global satellite production and testing. The Contractor shall return the GSR to the Purchaser at the completion of satellite production.

The Purchaser Ground Station shall be delivered no later than 15 December 2018.

9

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

6.4.3	[***] Design Review

Purchaser shall hold a [***] design review and provide the design documentation as a furnished item to support Contractor execution of the program. The design review and supporting documentation shall be provided prior to the [***] MRR.

The [***] CDR shall be delivered no later than 15 August 2018.

6.4.4	Scout-04 Payload

Purchaser shall supply the Scout-04 Payload [***] and End Item Data Package, for integration into the SPC satellite production. The Scout-04 payload shall meet all requirements of [***] The [***] will be provided [***] by 15 August 2018 for [***]

The fully integrated Scout-04 Payload shall be delivered no later than 15 December 2018.

7	DELIVERABLES

7.1	Satellite Deliverables

Satellites Global-5 through Global-24 will be the primary hardware deliverables. These will be provided as On-Ground Deliveries (OGD) and stored at the contractor facility until physically transferred to the Purchaser for launch. On Ground Delivery is determined by acceptance/approval of the unit Pre-Ship Review.

7.2	Satellite GSE Deliverables

Each satellite delivery will include a shipping container and handling equipment. The shipping container design and handling equipment accompanying each satellite will be defined at the Manufacturing Readiness Review. The Contractor shall maintain an adequate supply of GSE equipment to support the storage and delivery of multiple units based on the production plan.

7.3	Software Deliverables

Each Satellite delivery shall include delivery of the [***] and [***] specific to each Satellite.

7.4	End Item Data Package

Each Satellite delivery shall include an End Item Data Package (EIDP) which will fully define the hardware and software deliveries and provide relevant production and test documentation. The EIDPs shall be located on an accessible file transfer location and shall be developed in an evolutionary manner during the production and test phases. Purchaser will be given access to the evolving EIDP data for early ingestion of data during satellite production. The EIDP shall include the following items:

[***]

[***]

[***]

[***]

10

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

[***]

[***]

7.5	Post Delivery Support

Contractor shall provide access to component EIDP documentation as needed and a [***] for each satellite. This support shall not exceed [***] per satellite. The intent of this support is to [***] and [***]. This does not include support for [***]. If Purchaser requests are larger in scope that the [***] then those requests will be considered support options as described in section 9.

8	STORAGE PLAN

8.1	Number of Satellites

The Contractor shall provide storage for up to [***] satellites at a given time.

8.2	Environments

The Contractor shall [***] as defined in the Satellite Technical Specification (reference-3) during the [***]. This includes:

[***]

[***]

[***]

[***]

[***]

[***]

8.3	Duration

The Contractor shall provide storage for up to [***] for each satellite in storage.

8.4	Insurance

The Contractor shall obtain any required insurance to cover [***] of any satellite during the [***].

8.5	Inspections

The Contractor shall make the storage facility and environmental control records accessible to Purchaser for periodic inspections.

8.6	Physical Delivery

The Contractor shall provide Purchaser physical delivery (on dock) of any stored satellites within [***] of [***].

11

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

8.7	Return to Storage

The Contractor shall accept any satellite back into storage upon request by Purchaser.

9	PRODUCTION & SUPPORT OPTIONS

Per SPCJV1 article 29, the Contractor shall provide technical, schedule and cost proposals for a variety of options as additional scope to the baseline contract. The below sub-sections provide additional definition to the types of options that may be requested.

9.1	Ground Support Equipment

Purchaser shall have the option to request Ground Support Equipment (GSE) items in addition to the GSE already required in the SOW. This could take the form of additional shipping containers, handling equipment, electrical or mechanical integration and/or test equipment, engineering demonstration units for subsystems, test software, [***] systems or components, or any other electrical, mechanical or virtual GSE related to the satellite production effort.

9.2	Support Services

Purchaser shall have the option to request additional technical or programmatic support services to support delivery preparations through on-orbit operations of the satellites. In general, these are broken down into the following three areas:

9.2.1	Launch Campaign Support

Purchaser shall have the option to request support to the launch campaign in the form of engineering support, on-site test support, anomaly resolution, and other launch related technical services. Purchaser will provide target launch dates no later than 6-months in advance.

9.2.2	On-Orbit Support

Purchaser shall have the option to request support to the on-orbit operation of the Satellites in the form of engineering support, on-site test support, anomaly resolution, and other satellite operation related technical services.

9.2.3	Engineering Support

Purchaser shall have the option to request general engineering and technical support for the purpose of supporting the development, deployment and/or operation of the BlackSky Constellation.

9.3	Satellite Procurement

Purchaser shall have the option to order from Contractor up to forty (40) additional Spacecraft having identical performance specifications as the baseline satellites.

Purchaser shall have the option to request separate proposals for Long Lead Item (LLI) procurements leading in advance of an order for additional satellites.

12

SPCJV1 Exhibit A

Satellite Statement of Work

Revision 3

9.4	Additional Storage

Purchaser shall have the option to request additional storage scope for the storage of production satellites. This may include changes to the storage duration, number of stored satellites, and/or storage requirements.

13

Exhibit B

Satellite Technical Specification

For The Construction Of

The BlackSky Satellite Constellation

Document:	SPCJVl Exhibit B: Satellite Technical Specification

Contract #:	SPCJVl

Revision	3

Updated	3/3/2018

Approved by SFI:

Approved by TAS:

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Revision History

Revision	Date	Changes
Draft	10/2/17	Initial working draft, not configuration controlled
1	10/13/17	Reference for first close
2	2/15/2018	Reference for second close
3	3/3/2018	Formatting updates for second close

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

1 Overview	5

2 Applicable Documents	5

2.1 References	5

3 Satellite Configuration	5

3.1 Satellite Naming Convention	5

4 Nomenclature	5

5 Acronym List	6

Satellite Requirements	7

1 Mission Profile	7

1.1 Mission Orbit Altitude	7

1.2 Mission Orbit Inclination/LTDN Range	7

1.1 Operational on-orbit design life	7

2 Operability Requirements	7

2.1 Pre-launch Operability	7

2.2 Post-Launch Operability	8

2.3 System Modes	8

3 Functional Requirements	9

3.1 Imaging Requirements	9

3.2 Agility Requirement	11

3.3 Communication Requirements	12

3.4 Telemetry Requirements	12

3.5 Propulsion Requirements	13

3.6 Commanding Requirements	14

4 Design Requirements	14

4.1 Physical Requirements	14

4.2 Electrical Requirements	16

4.3 Security Requirements	17

4.4 Computer Resource Requirements	17

5 Performance Requirements	18

6 External Interfaces	19

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

6.1 Launch Vehicle Interface	19

6.2 Space-Ground Communications	20

6.3 Ground Support Equipment	22

7 Internal Interfaces	25

7.1 [***]

7.2 [***]

7.3 Image File Format	25

8 Regulatory Requirements	26

8.1 FCC compliance	26

8.2 Orbital Debris	26

9 Environmental Requirements	28

9.1 Thermal Environments	28

9.2 Pressure Environments	31

9.3 Mechanical Environments	31

10 Materials and Process	33

10.1 AI&T within cleanroom	33

10.2 Contamination Control	33

10.3 Low outgassing and bakeout	33

11 Verification	34

11.1 Structural Analysis	34

11.2 Testability	34

11.3 Testing	34

11.4 Verification Matrix	37

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

1	OVERVIEW

This Specification defines the technical requirements for the production of the satellite units:    Global-5 through Global-24.

This document reflects the agreed status for the second close.

2	APPLICABLE DOCUMENTS

The below applicable documents are listed in order of precedence:

Spacecraft to Launch Vehicle ICD rev. TBD

Spacecraft to Ground ICD rev. TBD

[***]

[***]

[***]

[***]

2.1	References

The following documents are referenced in the specification below and will be used to track additional satellite functionality

Space Vehicle Handbook rev. TBD

Operations Handbook rev. TBD

3	SATELLITE CONFIGURATION

This section provides a brief overview of the satellite configuration and major subassemblies.

3.1	Satellite Naming Convention

Satellites shall be named sequentially starting with “Global-5” through “Global-24”. Each satellite shall retain its assigned name regardless of the actual order of delivery.

4	NOMENCLATURE

The nomenclature used in this document indicates requirements, goals, statements of fact, rationale, and notes as follows:

•	Shall: Used to indicate a requirement that must be implemented and its implementation verified. Every requirement containing a “shall” is binding and must be verified.

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

•	Should: Used to indicate a goal that must be addressed by the design but is not formally verified. Goals are non-binding.

•	Will: Used to indicate a statement of fact and is not verified. Statements of fact are non-binding.

•

Rationale: Rationale are intended to provide clarification, justification, purpose, and/or source of the requirement. Rationale are not binding and only provide supporting information. In the event there is an inconsistency between the requirement and the rationale, only the requirements will be binding and take precedence.

•

Note: Notes explain the allocation of how the requirement was met by enforcing specific requirement values from separate, but interacting components. Notes do not contain binding language and only provide supporting information. In the event there is an inconsistency between the requirement and the note, only the requirement will be binding and take precedence.

5	ACRONYM LIST

The table below lists the definitions of some acronyms used in this specification

Acronym	Definition
IAW	In Accordance With
SAP	System Adjustable Parameter

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

SATELLITE REQUIREMENTS

1	MISSION PROFILE

1.1	Mission Orbit Altitude

The satellite shall function as specified in a circular orbit between 400 km to 600 km altitude.

Note: BlackSky and Joint Venture should mutually agree on launch altitude of satellite to satisfy this requirement

1.2 Mission Orbit Inclination/LTDN Range

The satellite shall operate (meeting the performance requirements of this specification) in orbits with inclinations from [***]

1.1 Operational on-orbit design life

The satellite shall have an operational life of [***] at [***] confidence.

[***]

2	OPERABILITY REQUIREMENTS

2.1	Pre-launch Operability

2.1.1	Accessible battery charging interface

[***]

2.1.2	Pre-launch: Ground Tests

[***]

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

2.2	Post-Launch Operability

2.2.1	Automatic initialization after separation

[***]

2.2.2	Startup time to receive commands via UHF

[***]

2.2.3	First-pass receipt of satellite telemetry

When commanded IAW the Space Vehicle Handbook, [***]

2.2.4	On-orbit commissioning duration

Any on-orbit commisioning and checkout activities on the satellite shall be completed [***]

[***]

2.2.5	On-orbit availability for mission activities

Once commissioned, the satellite shall have [***] on-orbit availability.

Note: availability is defined as available for imaging and communications (within the other duration constraints on those modes defined elsewhere). Periodic maintenance and fault recovery (for example) are considered non-available time.

2.2.6	On-orbit capability and CONOPs

The satellite capability shall be in accordance with the Space Vehicle Handbook and Operations Handbook

2.3	System Modes

2.3.1	Power-off: dual-fault-tolerant inhibits

While in the power off/restart mode, the satellite shall have [***] inhibits to the following hazards:

•	[***]

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

•	[***]

•	[***]

•	[***]

2.3.2	Net power positive while in Safe Mode

While in the safe mode, but without GPS lock, the satellite shall be [***]

Note: May assume the vehicle is under control (i.e. can control its attitude within the accuracy of its sensors).

2.3.3	Remain in Safe Mode

The satellite shall remain [***]

3	FUNCTIONAL REQUIREMENTS

3.1	Imaging Requirements

3.1.1	Imaging Off Nadir

The satellite shall be able to image up to [***]

3.1.2	Imaging duration per orbit

The satellite shall support imaging for a minimum of [***]

Note: This does not imply there must be [***] just that the satellite is capable of collecting images for that long.

Note: For testing purposes, assume image rate [***] (or better than) as specified in Video collection mode

3.1.3	Image resolution

The satellite shall capture images with a resolution of at least [***]

3.1.4	Color image bands

The satellite shall capture color across a spectral range of [***] Color images shall include [***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Note: Each band is not required to be captured in each pixel. Implementation will use vendor-defined pattern (e.g. Bayer), which establishes the resulting quantum efficiency response in each band.

3.1.5	Video capture mode

At least once per orbit, if commanded, at [***] altitude and constant azimuth, the satellite shall capture multiple images of a [***] that is within [***] at a rate of at least [***]

Note: This capability is referred to as video capture.

3.1.6	Bit depth during video capture

During video capture, the satellite shall collect images with a command-configurable bit depth of [***]

Note: [***] is the maximum color depth supported by [***]

3.1.7	Bit depth during imaging

During point-and-shoot, the satellite shall obtain images with a command-configurable bit depth [***]

Note: [***] is the maximum color depth supported by [***]

3.1.8	Geolocation accuracy [***]

At [***] km altitude and while tracking a target within [***] the satellite shall estimate pointing with a geolocation error of less than [***]

Note: Geolocation is not the same as pointing accuracy. The former is how accurately the vehicle knows where its pointed, regardless of how well it can actually point.

3.1.9	Area collect

The satellite should be able to collect [***] (i.e. area/scene mode).

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Note: There are no performance requirements associated with this capability. The developer shall formally track the capability of the system to image in this mode.

3.1.10	Pointing accuracy [***]

At [***] altitude and constant azimuth, the satellite shall track a target of interest that is within [***] with a pointing accuracy of [***]

Note: Pointing accuracy is not the same as jitter and smear, which are dynamic measures of tracking error.

3.1.11	Change bit depth command

When commanded IAW the Space Vehicle Handbook , the satellite shall configure the point-and-shoot bit depth as [***]

3.1.12	Inertial pointing

The satellite shall inertially point with accuracy and residual body better than or equal to the corresponding ground tracking accuracy requirements.

3.1.13	Collect images

When commanded IAW the Space Vehicle Handbook , the satellite shall collect payload images.

3.2	Agility Requirement

At [***] the satellite shall begin to track a target following the conditions below:

[***]

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

3.3	Communication Requirements

3.3.1	Programmable UHF Beacon

The satellite shall contain a programmable UHF beacon signal with a maximum transmission period of [***]

3.3.2	Simultaneous Imaging and Downlink

When commanded, the satellite shall downlink over X-band while collecting images.

Note: This assumes the ground station is within the satellite antenna field of view during image collection

3.3.3	Comm duration per orbit

The satellite shall sustain a minimum of [***] for image downlink per orbit.

Note: Assume [***] is daylit and [***] is in eclipse. This requirement is for image downlink only. Additional downlink time may be required to comply with Download all telemetry data per orbit is not included.

3.3.4	Image-to-downlink turnaround time

If so commanded, the satellite shall downlink an image within [***] of collection.

Note:

•	Assumes the satellite is supported by ground station infrastructure.

•	For purposes of calculating the turn-around time the clock starts at the commanded image capture time and ends when the entire image file has been transmitted to the ground station.

3.4	Telemetry Requirements

3.4.1	Telemetry Data Download

When commanded, the satellite shall download stored state of health telemetry data/logs.

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

[***]

3.4.2	Command response telemetry on all bands

The satellite shall respond to commands over either UHF and X-band downlinks as commanded.

3.5	Propulsion Requirements

3.5.1	Propulsion maneuver auto-termination

If a propulsion maneuver cannot execute as commanded, the satellite shall [***]

Note: Once the latch flag is cleared by the ground segment, propulsion maneuvers will again be accepted.

Note: The propulsion maneuver inhibit is accomplished by transitioning the satellite to [***]

3.5.2	Collision Avoidance

The satellite shall be able phase by [***] in true anomaly one time over [***]

3.5.3	Orbit Phasing

The satellite shall be able to phase in true anomaly by [***] one time over a period of [***]

3.5.4	Orbit Maintainence

With an initial circular orbit altitude of at least [***] the satellite shall be able to maintain its orbit at or above this altitude for the operational lifetime

3.5.5	Altitude Change

The satellite shall be able change its circular orbit altitude from [***] one time

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

3.5.6	Deorbit

The satellite shall be able to lower the perigee of an originally circular orbit at [***] in altitude to a perigee of [***] one time

3.6	Commanding Requirements

3.6.1	Satellite Commanding

The satellite shall respond to commands in accordance with the Space Vehicle Handbook

3.6.2	Validate mission commands

The satellite shall validate mission commands IAW the Space Vehicle Handbook

3.6.3	Software Update

When commanded IAW the Space Vehicle Handbook, the satellite shall update all updatable software, FPGA configuration files, and system-adjustable parameters based on an over-the-air file update

3.6.4	Golden Master

When commanded IAW the Space Vehicle Handbook, the satellite shall revert all updatable software, FPGA configuration files, and system-adjustable parameters to a golden master copy stored in non-volatile memory.

Note: This requirement assumes good design practices are implemented that provide high confidence the golden master is not corrupted, e.g. stored in triplicate with voting, etc. Note: The golden master functionality is described in the Space Vehicle Handbook

4	DESIGN REQUIREMENTS

4.1	Physical Requirements

4.1.1	First fundamental frequency

The satellite shall have a first fundamental frequency of at least:

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

•	[***]

•	[***]

Note: These figures include the influence of the S/C separation system.

Note: Axis definitions are contained in the Space Vehicle Handbook

4.1.2	Maximum Tip-off Rate

The satellite shall be able to sustain a max tip-off rate of up to [***] per second

Note: This is not per axis, but the total magnitude of the tip-off rate

[***]

[***]

4.1.3	Overall satellite residual magnetic dipole

The satellite shall have a residual magnetic dipole of less than [***]

Note: Residual means [***] not in use.

4.1.4	C.M.-C.P. offset

In the operational configuration, the satellite shall have a C.M.-C.P. (center of mass – center of pressure) offset of less than [***] along the body [***] and less than [***] in the [***]

4.1.5	MOI ratio

The satellite in the operational configuration shall have a difference between Iaxial and Itransverse of less than [***]

Note:

•	Iaxial = Izz

•	Itransverse = max(Ixx,Iyy)

Note: This ensures the gravity gradient torque is less than what the torque rods can counter

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

4.2	Electrical Requirements

4.2.1	Power all peripherals simultaneously

The satellite shall be able to operate all peripheral devices used by its payload and communications subsystems (including peripheral devices required to maintain attitude control) simultaneously.

4.2.2	Cumulative Number of Communication Opportunities

The satellite shall support [***] (i.e. X/S) communications opportunities over its operational lifetime.

[***]

4.2.3	EMI/EMC [***]

The satellite operational performance shall [***], when all of the units or devices in the satellite are operating together at their designed levels of efficiency or their design capability.

4.2.4	Grounding

The satellite structure and components shall comply with the following surface grounding requirements:

•	[***]

•	[***]

•	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

4.3	Security Requirements

4.3.1	On-board decryption

The satellite shall utilize [***]

4.3.2	Do not accept unencrypted commands

The satellite shall not accept unencrypted commands during RF communication

4.3.3	Encrypt image data

The satellite shall encrypt image files with [***]

4.3.4	Encrypt TT&C data

The satellite shall encrypt tracking, telemetry, and control (TT&C) data with [***]

Note: BlackSky shall approve implementation of [***]

4.3.5	[***] encryption keys [***]

When commanded IAW the Space Vehicle Handbook, the satellite encryption shall be [***]

4.4	Computer Resource Requirements

4.4.1	Storage capacity for payload data

At the end of a [***] the satellite shall have at least [***]

4.4.2	Storage capacity for non-payload data

At the end of a [***] the satellite shall have at least [***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

4.4.3	Total Log File Size

The satellite shall have a total log file size that does not exceed the value specified in the Total Log File Size SAP

5	PERFORMANCE REQUIREMENTS

5.1.1	Image quality (NIIRS)

At [***] the satellite shall capture images with a NIIRS rating of > [***] and a SNR of > [***] reference scene of [***] and the sun at [***]

Note: NIIRS should be evaluated using the [***]

Note: This requirement only applies to panchromatic imaging

Note: The requirement applies over the center [***] of the field of view

Note: The NIIRS rating and SNR values in this requirement are TBR pending [***]

5.1.2	Maximum wet mass

The satellite wet mass, excluding separation system, shall be less than [***]

5.1.3	External dimensions

In the launch configuration, the satellite external dimensions shall not exceed [***]

Note:

•	Local excursions on the -Z face are generally acceptable, with specific envelope to be approved as part of launch system integration effort.

•	Excursions are allowed for the UHF antenna, FSS, GPS antenna, and seperation system harness which must be coordinated with BlackSky

•	The volume does not include a separation system.

5.1.4	Unpowered duration without charging

The satellite shall function as specified herein after being unpowered for up to [***] and without charging via either [***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

5.1.5	Center of mass

The satellite center of mass offset shall be less than [***] along the body Z-axis from the MLB-Propulsion Deck interface plane

6	EXTERNAL INTERFACES

6.1	Launch Vehicle Interface

6.1.1	No Electrical Interface

The satellite will have no electrical connection to the Launch Vehicle

6.1.2	Separation System

The satellite mechanical interface shall be compatible with a [***]

6.1.3	Separation signals

The satellite shall accept [***] independent signals from the separation system that indicate separation.

Each separation signal will transition from an [***] upon separation.

6.1.4	Thrust Vector to Center of Mass Offset

The angular and lateral offset between the thrust vector and center-of-mass shall be such that the satellite can sustain a single propulsion burn imparting a delta-V of at least [***] to the satellite without saturating the reaction wheels.

Note: This value was derived from the [***]

Note: The delta-V computed assumes a satellite mass of [***]

6.1.5	Lightband Separation Force Vector to Center of Mass Offset

The satellite center-of-mass shall be such that the MLB Separation Force Vector can be tuned to align with the center-of-mass that results in a tip-off rate less than or equal to [***] per axis

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

6.2	Space-Ground Communications

6.2.1	X-band RF Link

6.2.1.1	X-band downlink margin

The satellite shall downlink images with [***] success rate when the elevation angle is greater than [***]

Note: Ground station parameters are in accordance with the Spacecraft to Ground ICD

6.2.1.2	X-band downlink rates

The satellite shall have an X-band downlink datarate of at least [***]

Note: This is the data rate of the physical layer, so it is the recovered data rate after any forward-error correction, but headers and other bits used by communications protocols come out of this data rate.

6.2.1.3	X-band Physical Layer ICD Compliance

The satellite shall have an X-band downlink that complies with the Spacecraft to Ground ICD

6.2.2	S-band RF Link

6.2.2.1	S-band uplink margin

The satellite shall have a maximum S-band uplink [***] with at least [***] margin when the elevation angle is greater than [***]

Note:

•	BER = bit-error rate

•	Elevation angle is defined relative to the horizon of the ground station (0° is the horizon)

•

This requirement does not imply the satellite has sufficient power or other capabilities to perform high-rate communications for this entire duration of a [***] A separate requirement specifies minimum communications time per orbit.

•	This requirement ensures the satellite can track a ground station well enough to close the link the assumed ground station parameters.

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

For purposes of link margin calculations, the applicable ground station parameters will be defined in the Spacecraft to Ground ICD

6.2.2.2	S-band uplink rate

The satellite shall have an S-band uplink datarate of [***]

Note: This is the data rate of the physical layer, so it is the recovered data rate after any forward-error correction, but headers and other bits used by communications protocols come out of this data rate.

6.2.2.3	S-band Physical Layer ICD Compliance

The satellite shall have an S-band uplink that complies with the Spacecraft to Ground ICD

6.2.2.4	Receive commands via S-band

The satellite shall receive mission commands, as defined in the Space Vehicle Handbook, via the S-band uplink.

6.2.3	UHF RF Link

6.2.3.1	UHF link margin

The satellite shall have a maximum UHF [***] with at least [***] margin when the elevation angle is greater than [***] with at least [***]% spherical coverage.

Note:

•	BER = bit-error rate

•	Elevation angle is defined relative to the horizon of the ground station (0° is the horizon)

•

This requirement does not imply the satellite has sufficient power or other capabilities to for this entire duration of a [***] elevation pass. A separate requirement specifies minimum communications time per orbit.

•	This requirement ensures the satellite has near omni-directional coverage of UHF link

For purposes of link margin calculations, the applicable ground station parameters will be defined in the Spacecraft to Ground ICD

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

6.2.4	UHF Tx bandwidth

The satellite shall transmit via UHF with an occupied bandwidth of less than [***]

Note: The satellite is not required to be able to downlink image data over UHF.

6.2.5	UHF Rx bandwidth

The satellite shall receive via UHF with an occupied bandwidth of less than [***]

6.2.6	UHF Physical Layer ICD Compliance

The satellite shall have an UHF uplink and downlink that comply with the Spacecraft to Ground ICD

6.2.7	Receive commands via UHF

The satellite shall receive mission commands, as defined in the Space Vehicle Handbook, via the UHF uplink.

6.3	Ground Support Equipment

6.3.1	Electrical GSE

6.3.1.1	External interface for configuration updates

The satellite shall have an externally accessible connection [***] that supports updating the [***]

Note: This requirement does not apply to all peripherals, just avionics. [***]

6.3.1.2	External wired I/F for TT&C

The satellite shall have an externally accessible hard-line (i.e. not RF) connection that supports the TT&C interface with a data throughput not less than the UHF RF link IAW the Spacecraft to Ground ICD.

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Note: The intent of this requirement is a hard-line version of the capability capable via the UHF link.

6.3.1.3	PIL interface

The satellite shall have an [***]

Note: This includes but is not limited to the ability to ingest simulated sensor data and send actuator command data.

6.3.1.4	[***]

[***]

6.3.2	EPS GSE

6.3.2.1	[***]

[***]

[***]

6.3.2.2	Shore power I/F

The satellite shall have an [***] that supports the maximum power draw of the satellite with [***]

Note: [***]

6.3.2.3	[***]

The satellite shall have [***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

6.3.2.4	[***]

The satellite shall have [***]

6.3.2.5	Power-up inhibit

The satellite shall have [***]

[***]

6.3.3	Propulsion GSE

6.3.3.1	[***]

The satellite shall have [***]

[***]

6.3.3.2	Pressure vessel leak check interfaces

The satellite shall have an [***]

[***]

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

6.3.3.3	[***]

The satellite shall have an [***]

6.3.4	Mechanical GSE

6.3.4.1	[***]

[***]

6.3.4.2	Ease of MGSE installation and removal

Installation and removal of MGSE shall not [***]

6.3.4.3	Labeled MGSE fastener locations

The satellite shall distinguish MGSE fastener locations from flight fastener locations.

Note: Where possible marking the structure with etching, labeling, etc. complies. Use of different sized fasteners is also acceptable.

7	INTERNAL INTERFACES

[***]

[***]

[***]

[***]

7.3	Image File Format

The satellite shall store the image and metadata IAW the Space Vehicle Handbook

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

8	REGULATORY REQUIREMENTS

8.1	FCC compliance

The satellite shall comply with FCC licensing requirements Title 47 Subchapter B Part 25 Subsection 25.202 for RF emissions including but not limited to center frequency, occupied bandwidth, and power-flux density parameters.

8.2	Orbital Debris

8.2.1	Limiting Orbital Debris

The satellite shall be compliant with [***]

8.2.2	Orbital Debris Assessment

The satellite shall complete a Satellite Orbital Debris Assessment Report (ODAR) IAW Appendix [***]

8.2.3	Insertion Orbit Coordination

The satellite shall obtain guidance from BlackSky on the insertion orbit and planned propulsion conops in order to inform the ODAR and associated analysis

8.2.4	Pressure vessel safety [***]

The satellite shall comply with pressure vessel safety requirements in [***]

8.2.5	DOT compliance

When fully integrated but unfueled, the satellite pressure vessels shall comply with US Department of Transportation requirements per CFR 49, Part 173 to ship satellite via ground or air transportation both domestically and internationally.

8.2.6	Propulsion system safety [***]

The satellite shall comply with propulsion system safety requirements in [***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

8.2.7	Venting propellant lines and tanks

The satellite shall have [***]

[***]

8.2.8	Battery safety [***]

The satellite shall comply with battery safety requirements in [***]

8.2.9	Battery safety [***]

If lithium metal or lithium-ion cells or batteries are used, the satellite should comply with battery safety requirements in [***]

8.2.10	Prohibited hazards

The satellite shall not have any of the following hazards:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

9	ENVIRONMENTAL REQUIREMENTS

9.1	Thermal Environments

9.1.1	Unpowered storage environment

The satellite shall survive and function after un-powered storage in environments ranging from [***]

Note: This requirement is meant to aid in component selection and does reflect the conditions under which the satellite subsystems or satellite itself will be stored. The satellite production facility will have environmental controls to ensure the hardware is not exposed to environments that are below the dew point

9.1.2	Terrestrial operating environment

The satellite shall survive and function in environments ranging from [***]

9.1.3	Short-duration radiative heat flux

During ascent, the satellite shall survive exposure to the fairing temperature shown below, assuming a fairing emissivity of [***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

[***]

9.1.4	Free-molecular Heating

Following fairing jettison, the satellite shall survive exposure to the following free-molecular heating profile:

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

[***]

Note: this environment represents the heating environment from fairing jettison until separation.

9.1.5	On-orbit temp/pressure

The satellite shall survive and function assuming the worst-case, on-orbit thermal environments as defined given the orbits defined herein.

Note: Orbits are definied in requirements 1.1 and 1.2

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

9.2	Pressure Environments

9.2.1	Pressure venting

The satellite shall survive exposure to pressure venting rates up to [***]

9.2.2	Pressure venting spikes

The satellite shall survive exposure to pressure venting spikes of up to [***]

Note: The values for steady state and transient pressure venting were obtained from the [***]

9.3	Mechanical Environments

9.3.1	Acoustic environment

The satellite shall have positive margins of safety when subjected to the launch acoustic environments shown in the table below. These levels are shown as design/acceptance levels without any added test factors.

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

9.3.2	Quasi-static loads

The satellite shall survive exposure to a [***] in all axes applied non-simultaneously.

9.3.3	Shock environment

The satellite shall survive exposure to the shock spectrum generated by the [***]

9.3.4	Random Vibration

The satellite shall survive exposure to the vibration environment profiled in the table below. These levels are shown as design/acceptance levels without any added test factors. Notching per [***] is permitted and shall be reviewed and approved by the launch authority.

[***]

9.3.5	Sine vibration

The satellite shall have positive margins of safety when subjected to the sine vibration environments shown in the table below.

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

[***]

Note:

•	Longitudinal is define as along the axis of the rocket, and lateral is in the orthogonal plane.

•	[***]

10	MATERIALS AND PROCESS

10.1	AI&T within cleanroom

The satellite integration shall be conducted in a Class [***] cleanroom as per [***]

10.2	Contamination Control

The satellite shall maintain contamination control guidelines per [***]

Note: Optical payload aperture must be protected during all phases of AI&T

10.3	Low outgassing and bakeout

The satellite shall meet at least of one the following criteria:

[***]

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

11	VERIFICATION

11.1	Structural Analysis

The satellite shall have positive Margins of Safety (MoS) in ultimate and yield when Factors of Safety (FoS) defined in [***] A are applied to the maximum limit loads (i.e. acceptance loads) encountered during service, where the margin of safety is calculated as:

MoS = (Material Allowable)/((Acceptance Load)*(FoS))-1

[***]

11.2	Testability

11.2.1	Easily remove RF antennas

The satellite shall have antennas with externally accessible RF connectors.

11.2.2	Externally accessible antennas

In the launch configuration, the satellite antennas shall be externally accessible to support RF testing

11.3	Testing

11.3.1	Vibration

11.3.1.1	Vibration Test Resonance Survey

Prior to imposing the random vibration environment, a resonance survey shall be performed along each axis to screen for resonant frequencies from [***]

11.3.1.2	Vibration Test Resonance Survey Pass Criterion

Components shall fail resonance surveying if any fundamental frequency (primary mode) shifts beyond [***] between pre and post test resonance survey. Resonance survey results should be reviewed by the Mechanical Analysis team.

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

11.3.1.3	Vibration Test Occurrence

The satellite shall be subjected to random vibration testing as part [***]. Testing levels are documented elsewhere in this specifications.

11.3.1.4	Environmental Test Factors and Durations

Unless otherwise specified, environmental test factors and durations shall comply with the table below:

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

[***]

[***]

[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

11.4	Verification Matrix

The matrix below shows the verification methods associated with each requirement in this specification

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

1.1	[***]	[***]	[***]

1.2	[***]	[***]	[***]

1.1	[***]	[***]	[***]

2.1.1	[***]	[***]	[***]

2.1.2	[***]	[***]	[***]

2.2.1	[***]	[***]	[***]

2.2.2	[***]	[***]	[***]

2.2.3	[***]	[***]	[***]

2.2.4	[***]	[***]	[***]

2.2.5	[***]	[***]	[***]

2.2.6	[***]	[***]	[***]

2.3.1	[***]	[***]	[***]

2.3.2	[***]	[***]	[***]	[***]

2.3.3	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

3.1.1	[***]	[***]	[***]

3.1.2	[***]	[***]	[***]	[***]

3.1.3	[***]	[***]	[***]

3.1.4	[***]	[***]	[***]

3.1.5	[***]	[***]	[***]

3.1.6	[***]	[***]	[***]

3.1.7	[***]	[***]	[***]

3.1.8	[***]	[***]	[***]

3.1.9	[***]	[***]	[***]

3.1.10	[***]	[***]	[***]

3.1.11	[***]	[***]	[***]

3.1.12	[***]	[***]	[***]

3.1.13	[***]	[***]	[***]

3.2	[***]	[***]	[***]

3.3.1	[***]	[***]	[***]

3.3.2	[***]	[***]	[***]

3.3.3	[***]	[***]	[***]	[***]

3.3.4	[***]	[***]	[***]

3.4.1	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

3.4.2	[***]	[***]	[***]

3.5.1	[***]	[***]	[***]

3.5.2	[***]	[***]	[***]

3.5.3	[***]	[***]	[***]

3.5.4	[***]	[***]	[***]

3.5.5	[***]	[***]	[***]

3.5.6	[***]	[***]	[***]

3.6.1	[***]	[***]	[***]

3.6.2	[***]	[***]	[***]

3.6.3	[***]	[***]	[***]

3.6.4	[***]	[***]	[***]

4.1.1	[***]	[***]	[***]	[***]

4.1.2	[***]	[***]	[***]

4.1.3	[***]	[***]	[***]

4.1.4	[***]	[***]	[***]

4.1.5	[***]	[***]	[***]

4.2.1	[***]	[***]	[***]

4.2.2	[***]	[***]	[***]

4.2.3	[***]	[***]	[***]

4.2.4	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

4.3.1	[***]	[***]	[***]

4.3.2	[***]	[***]	[***]

4.3.3	[***]	[***]	[***]

4.3.4	[***]	[***]	[***]

4.3.5	[***]	[***]	[***]

4.4.1	[***]	[***]	[***]

4.4.2	[***]	[***]	[***]

4.4.3	[***]	[***]	[***]

5.1.1	[***]	[***]	[***]

5.1.2	[***]	[***]	[***]	[***]

5.1.3	[***]	[***]	[***]

5.1.4	[***]	[***]	[***]

5.1.5	[***]	[***]	[***]	[***]

6.1.1	[***]	[***]	[***]

6.1.2	[***]	[***]	[***]

6.1.3	[***]	[***]	[***]

6.1.4	[***]	[***]	[***]	[***]

6.1.5	[***]	[***]	[***]	[***]

6.2.1.1	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

6.2.1.2	[***]	[***]	[***]

6.2.1.3	[***]	[***]	[***]

6.2.2.1	[***]	[***]	[***]

6.2.2.2	[***]	[***]	[***]

6.2.2.3	[***]	[***]	[***]

6.2.2.4	[***]	[***]	[***]

6.2.3.1	[***]	[***]	[***]

6.2.4	[***]	[***]	[***]

6.2.5	[***]	[***]	[***]

6.2.6	[***]	[***]	[***]

6.2.7	[***]	[***]	[***]

6.3.1.1	[***]	[***]	[***]

6.3.1.2	[***]	[***]	[***]

6.3.1.3	[***]	[***]	[***]

6.3.1.4	[***]	[***]	[***]

6.3.2.1	[***]	[***]	[***]

6.3.2.2	[***]	[***]	[***]

6.3.2.3	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

6.3.2.4	[***]	[***]	[***]

6.3.2.5	[***]	[***]	[***]

6.3.3.1	[***]	[***]	[***]

6.3.3.2	[***]	[***]	[***]

6.3.3.3	[***]	[***]	[***]

6.3.4.1	[***]	[***]	[***]

6.3.4.2	[***]	[***]	[***]

6.3.4.3	[***]	[***]	[***]

7.1	[***]	[***]	[***]

7.2	[***]	[***]	[***]

7.3	[***]	[***]	[***]

8.1	[***]	[***]	[***]

8.2.1	[***]	[***]	[***]

8.2.2	[***]	[***]	[***]

8.2.3	[***]	[***]	[***]

8.2.4	[***]	[***]	[***]

8.2.5	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

8.2.6	[***]	[***]	[***]

8.2.7	[***]	[***]	[***]

8.2.8	[***]	[***]	[***]

8.2.9	[***]	[***]	[***]

8.2.10	[***]	[***]	[***]

9.1.1	[***]	[***]	[***]

9.1.2	[***]	[***]	[***]

9.1.3	[***]	[***]	[***]

9.1.4	[***]	[***]	[***]

9.1.5	[***]	[***]	[***]	[***]

9.2.1	[***]	[***]	[***]

9.2.2	[***]	[***]	[***]

9.3.1	[***]	[***]	[***]

9.3.2	[***]	[***]	[***]	[***]

9.3.3	[***]	[***]	[***]

9.3.4	[***]	[***]	[***]	[***]

9.3.5	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

SPCV1 Exhibit B

Satellite Technical Specification

Revision 3

Heading	Requirement Name	First Unit (or Configuration Change)	Follow-on Units	Comments

10.1	[***]	[***]	[***]

10.2	[***]	[***]	[***]

10.3	[***]	[***]	[***]

11.1	[***]	[***]	[***]

11.2.1	[***]	[***]	[***]

11.2.2	[***]	[***]	[***]

11.3.1.1	[***]	[***]	[***]

11.3.1.2	[***]	[***]	[***]

11.3.1.3	[***]	[***]	[***]

11.3.1.4	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

Exhibit C

Milestone & Payment Schedule

For the Construction Of

The BlackSky Satellite Constellation

Document:	SPCJVl Exhibit C: Milestone & Payment Schedule

Contract #:	SPCJVl

Revision	4

Updated	3/5/2018

Approved by SFI:

Approved by TAS:

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

1

SPCJV1 Exhibit C

Milestone & Payment Schedule

Revision 4

Revision History

Revision	Date	Changes
Draft	10/8/17	Working draft, not configuration controlled
1	10/13/17	Reference for fist closing
2	2/15/18	Update for Second Close
3	3/3/18	Formatting update for second close
4	3/5/18	Final updates per second close business plan

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

2

SPCJV1 Exhibit C

Milestone & Payment Schedule

Revision 4

1 Milestone & Payment Schedule	4

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

3

SPCJV1 Exhibit C

Milestone & Payment Schedule

Revision 4

1	MILESTONE & PAYMENT SCHEDULE

Work to complete the Satellite Production for units Global-5 through Global-24 shall be performed according to the below milestones and contract payments.

	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Total		100%

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

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Exhibit D

Options Price List

For the Construction Of

The BlackSky Satellite Constellation

Document:	SPCJVl Exhibit D: Options Price List

Contract #:	SPCJVl

Revision	3

Updated	3/3/2018

Approved by SFI:

Approved by TAS:

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

1

SPCJV1 Exhibit D

Options Price List

Revision 3

Revision History

Revision	Date	Changes
Draft	10/2/17	Initial working draft, not configuration controlled
1	10/13/2017	Reference for fist closing
2	2/15/18	Final version for Second Close
3	3/3/2018	Formatting updates for second close

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

2

SPCJV1 Exhibit D

Options Price List

Revision 3

1	Overview	4

2	Applicable Documents	4

3	Price List	4

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

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SPCJV1 Exhibit D

Options Price List

Revision 3

1	OVERVIEW

This plan defines a price list for options to the satellite contract, as per Article 29 of SPCV1 and section 9 of exhibit A.

2	APPLICABLE DOCUMENTS

The below applicable documents are listed in order of precedence:

1)	SPCJV1: Satellite Program Contract

2)	SPCJV1 Exhibit A: Satellite Statement of Work

3)	SPCJV1 Exhibit B: Satellite Technical Specification

4)	SPCJV1 Exhibit C: Milestone and Payment Schedule

5)	SPCJV1 Exhibit D: Options Price List (this document)

3	PRICE LIST

Option	Type	Scope	Type	Price
1	Ground Support Equipment (GSE) (section 9.1 of exhibit A)	[***]	[***]	[***]

2	Support Services (section 9.2 of exhibit A)	[***]	[***]	[***]

3	Satellite Procurement (section 9.3 of exhibit A)	Up to qty(40) Satellites with minimum order of [***]	[***]	[***]

4	Additional Storage (section 9.4 of exhibit A)	[***]	[***]	[***]

5	Items Procured by Purchaser	[***]	[***]	[***]

This document is Proprietary to Thales Alenia Space and BlackSky Global. This document is not to be reproduced, modified, adapted, published, translated in any material form in whole or in part nor disclosed to any third party without the prior written permission of Thales Alenia Space and BlackSky Global.

4